To Principal Mutual Life Insurance Company Customers


Equity and fixed income markets showed continued strength in 1997. A robust economy and few, if any, inflationary worries have resulted in large stock gains and stable bond prices so far this year.

However, investors should recognize that this extraordinary stock market rise cannot be expected to continue indefinitely. To prepare for this potential decline, you are reminded of the three, time-tested tools used by most successful investors. These tools include: maintaining a long-term focus, investing regularly and consistently and diversifying among asset classes.

As you may already know, the Principal Mutual Funds act as underlying investment options with several different Principal Mutual Life Insurance Company variable annuity and variable life products. See your contract prospectus for a description of the Funds.

Recently, you were sent a proxy mailing for the Principal Mutual Funds. The Board of Directors of the Funds has reviewed several issues and asked that they be placed on a ballot for your consideration. The issues were explained in greater detail in the proxy statement. Fund directors are recommending a "yes" vote. Every vote is important. So, please complete and return your proxy card(s) promptly.

We thank you for helping us to enjoy another successful year and look forward to serving your future investment and insurance needs. We hope that you find the information contained within this Semiannual Report both useful and informative.

CONTENTS

                                                                         Page
Financial Statements and Financial Highlights
    Statements of Assets and Liabilities................................   2
    Statements of Operations ...........................................   4
    Statements of Changes in Net Assets.................................   6
    Notes to Financial Statements.......................................  10
    Schedules of Investments
       Principal Aggressive Growth Fund, Inc............................  18
       Principal Asset Allocation Fund, Inc.............................  19
       Principal Balanced Fund, Inc.....................................  25
       Principal Bond Fund, Inc.........................................  27
       Principal Capital Accumulation Fund, Inc.........................  29
       Principal Emerging Growth Fund, Inc..............................  31
       Principal Government Securities Fund, Inc........................  33
       Principal Growth Fund, Inc.......................................  34
       Principal High Yield Fund, Inc...................................  36
       Principal Money Market Fund, Inc.................................  38
       Principal World Fund, Inc........................................  40
    Financial Highlights................................................  44

June 30, 1997

STATEMENTS OF ASSETS AND LIABILITIES

(unaudited)

                                                            Principal       Principal
                                                           Aggressive         Asset          Principal      Principal
                                                             Growth        Allocation        Balanced          Bond
                                                           Fund, Inc.      Fund, Inc.       Fund, Inc.      Fund, Inc.


Investment in securities -- at cost...................    $ 89,799,677     $59,014,380     $100,020,999     $69,466,629



Assets
Investment in securities -- at value (Note 4).........    $103,974,021     $65,779,589     $112,427,518     $70,370,487
Cash .................................................       6,964,282       5,823,943            2,000           2,001
Receivables:
     Dividends and interest...........................         115,103         372,000          829,247       1,490,973
     Investment securities sold.......................         597,008         471,029          --              --
     Capital Stock sold...............................         164,471          28,015           86,186           5,560

                                          Total Assets     111,814,885      72,474,576      113,344,951      71,869,021

Liabilities
Accrued expenses......................................          77,634          49,148           56,873          30,068
Payables:
     Investment securities purchased..................       1,222,825         533,356          --              --
     Capital Stock reacquired.........................       1,000,000         --               --               27,188

                                     Total Liabilities       2,300,459         582,504           56,873          57,256

Net Assets Applicable to Outstanding Shares...........    $109,514,426     $71,892,072     $113,288,078     $71,811,765

Capital Stock (par value: $.01  a share)

Shares authorized.....................................     100,000,000     100,000,000      100,000,000     100,000,000
Shares issued and outstanding.........................       6,844,217       5,719,959        7,152,926       6,151,944

Net Asset Value Per Share.............................          $16.00          $12.57           $15.84          $11.67

Net Assets Consist of:
Capital Stock.........................................    $     68,442     $    57,200     $     71,529     $    61,519
Additional paid-in capital............................      88,827,082      60,975,705       94,771,465      68,693,109
Accumulated undistributed net investment income.......         157,768         934,669        1,613,211       2,365,568
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions .........................       6,286,790       3,159,289        4,425,354        (212,289)
     Foreign currency transactions....................         --              --               --              --
Net unrealized appreciation of investments............      14,174,344       6,765,209       12,406,519         903,858
Net unrealized depreciation on translation
     of assets and liabilities in foreign currencies..         --              --               --              --

                                      Total Net Assets    $109,514,426     $71,892,072     $113,288,078     $71,811,765

See accompanying notes.

June 30, 1997

STATEMENTS OF ASSETS AND LIABILITIES

(unaudited)

                                                           Principal       Principal        Principal
                                                             Capital        Emerging        Government      Principal
                                                          Accumulation       Growth         Securities        Growth
                                                           Fund, Inc.       Fund, Inc.      Fund, Inc.      Fund, Inc.


Investment in securities -- at cost...................    $192,527,762    $135,533,823      $82,856,423    $103,267,836



Assets
Investment in securities -- at value (Note 4).........    $244,616,393    $179,886,922      $83,504,953    $132,164,273
Cash .................................................       4,028,777          27,656        1,501,455          16,347
Receivables:
     Dividends and interest...........................         334,449         104,876          789,671         125,799
     Investment securities sold.......................         --              --               --              --
     Capital Stock sold...............................         192,417         145,474            6,296           6,105

                                          Total Assets     249,172,036     180,164,928       85,802,375     132,312,524

Liabilities
Accrued expenses......................................          94,931          92,039           36,526          53,097
Payables:
     Investment securities purchased..................         --              --               990,938         --
     Capital Stock reacquired.........................         --                1,075          118,803             705

                                     Total Liabilities          94,931          93,114        1,146,267          53,802

Net Assets Applicable to Outstanding Shares...........    $249,077,105    $180,071,814      $84,656,108    $132,258,722

Capital Stock (par value: $.01  a share)

Shares authorized.....................................     100,000,000     100,000,000      100,000,000     100,000,000
Shares issued and outstanding.........................       7,571,281       5,403,552        7,955,503       8,324,965

Net Asset Value Per Share.............................          $32.90          $33.32           $10.64          $15.89

Net Assets Consist of:
Capital Stock.........................................    $     75,713    $     54,036      $    79,555    $     83,250
Additional paid-in capital............................     186,288,379     133,043,110       81,660,821     102,864,422
Accumulated undistributed net investment income.......       2,493,934         815,094        2,638,842         772,279
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions .........................       8,130,448       1,806,475         (371,640)       (357,666)
     Foreign currency transactions....................         --              --               --              --
Net unrealized appreciation of investments............      52,088,631      44,353,099          648,530      28,896,437
Net unrealized depreciation on translation
     of assets and liabilities in foreign currencies..         --              --               --              --

                                      Total Net Assets    $249,077,105    $180,071,814      $84,656,108    $132,258,722

See accompanying notes.

June 30, 1997

STATEMENTS OF ASSETS AND LIABILITIES

(unaudited)

                                                             Principal      Principal
                                                               High           Money         Principal
                                                               Yield          Market          World
                                                            Fund, Inc.      Fund, Inc.      Fund, Inc.


Investment in securities -- at cost...................     $13,247,496     $43,925,599     $ 85,443,453



Assets
Investment in securities -- at value (Note 4).........     $13,680,640     $43,925,599     $109,302,144
Cash .................................................         371,699          43,815           38,039
Receivables:
     Dividends and interest...........................         315,748         202,639          355,006
     Investment securities sold.......................         560,496         --               210,122
     Capital Stock sold...............................           2,229          72,432          116,004

                                          Total Assets      14,930,812      44,244,485      110,021,315

Liabilities
Accrued expenses......................................           7,129          21,866           64,828
Payables:
     Investment securities purchased..................         398,354         519,596        2,861,257
     Capital Stock reacquired.........................         --               15,396          --

                                     Total Liabilities         405,483         556,858        2,926,085

Net Assets Applicable to Outstanding Shares...........     $14,525,329     $43,687,627     $107,095,230

Capital Stock (par value: $.01  a share)

Shares authorized.....................................     100,000,000     500,000,000      100,000,000
Shares issued and outstanding.........................       1,582,754      43,687,627        7,055,323

Net Asset Value Per Share.............................           $9.18          $1.000           $15.18

Net Assets Consist of:
Capital Stock.........................................     $    15,828     $   436,876     $     70,553
Additional paid-in capital............................      14,311,269      43,250,751       81,010,614
Accumulated undistributed net investment income.......         601,181         --             1,265,045
Accumulated undistributed net realized
     gain (loss) from:
     Investment transactions .........................        (836,093)        --               911,252
     Foreign currency transactions....................         --              --               (19,233)
Net unrealized appreciation of investments............         433,144         --            23,858,691
Net unrealized depreciation on translation
     of assets and liabilities in foreign currencies..         --              --                (1,692)

                                      Total Net Assets     $14,525,329     $43,687,627     $107,095,230

See accompanying notes.

Six Months Ended June 30, 1997

STATEMENTS OF OPERATIONS

(unaudited)

                                                            Principal        Principal
                                                           Aggressive          Asset         Principal          Principal
                                                             Growth         Allocation       Balanced             Bond
                                                            Fund, Inc.       Fund, Inc.      Fund, Inc.         Fund, Inc.

Net Investment Income
Income:
     Dividends........................................    $   477,219      $  533,881        $  628,227         $   --
     Less:  Withholding tax on foreign dividends......        --               --                --                 --
     Interest.........................................         87,889         666,444         1,269,706          2,501,727

                                          Total Income        565,108       1,200,325         1,897,933          2,501,727

Expenses:
     Management and investment advisory
         fees (Note 3)................................        395,273         258,634           298,358            164,684
     Custodian fees...................................          9,609          20,571             3,725              2,488
     Directors' fees..................................          3,885           3,860             3,837              3,883
     Other............................................          3,366           1,085             2,446              1,575

                                        Total Expenses        412,133         284,250           308,366            172,630

                                 Net Investment Income        152,975         916,075         1,589,567          2,329,097

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) from:
     Investment transactions..........................      6,286,602       3,159,705         4,425,625             59,264
     Foreign currency transactions....................        --               --                --                 --
Net  increase (decrease) in unrealized
     appreciation/depreciation on:
     Investments......................................      6,376,545       3,173,555         3,620,209           (277,295)
     Translation of assets and liabilities in
          foreign currencies..........................        --               --                --                 --

            Net Realized and Unrealized Gain (Loss) on
                      Investments and Foreign Currency     12,663,147       6,333,260         8,045,834           (218,031)

                            Net Increase in Net Assets
                             Resulting from Operations    $12,816,122      $7,249,335        $9,635,401         $2,111,066

See accompanying notes.

Six Months Ended June 30, 1997

STATEMENTS OF OPERATIONS

(unaudited)

                                                            Principal        Principal       Principal
                                                             Capital         Emerging       Government           Principal
                                                           Accumulation       Growth        Securities            Growth
                                                            Fund, Inc.       Fund, Inc.      Fund, Inc.          Fund, Inc.

Net Investment Income
Income:
     Dividends........................................    $ 2,782,821     $   532,462        $   --            $   635,179
     Less:  Withholding tax on foreign dividends......         --              --                --                 --
     Interest.........................................        202,287         761,317         2,853,198            415,311

                                          Total Income      2,985,108       1,293,779         2,853,198          1,050,490

Expenses:
     Management and investment advisory
         fees (Note 3)................................        515,926         481,083           203,761            276,767
     Custodian fees...................................          2,946           3,526             3,734              3,045
     Directors' fees..................................          3,897           3,885             3,932              3,914
     Other............................................          3,724           3,209             2,533              2,421

                                        Total Expenses        526,493         491,703           213,960            286,147

                                 Net Investment Income      2,458,615         802,076         2,639,238            764,343

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) from:
     Investment transactions..........................      8,130,616       1,806,428           245,732           (360,049)
     Foreign currency transactions....................         --              --                --                 --
Net  increase (decrease) in unrealized
     appreciation/depreciation on:
     Investments .....................................     19,817,802      16,523,182          (213,709)        16,063,973
     Translation of assets and liabilities in
          foreign currencies..........................         --              --                --                 --

            Net Realized and Unrealized Gain (Loss) on
                      Investments and Foreign Currency     27,948,418      18,329,610            32,023         15,703,924

                            Net Increase in Net Assets
                             Resulting from Operations    $30,407,033     $19,131,686        $2,671,261        $16,468,267

See accompanying notes.

Six Months Ended June 30, 1997

STATEMENTS OF OPERATIONS

(unaudited)

                                                            Principal        Principal
                                                              High             Money         Principal
                                                              Yield           Market           World
                                                            Fund, Inc.       Fund, Inc.      Fund, Inc.

Net Investment Income
Income:
     Dividends........................................       $  --         $   --           $ 1,594,412
     Less:  Withholding tax on foreign dividends......          --             --               191,675
     Interest.........................................        649,103       1,215,820           195,648

                                          Total Income        649,103       1,215,820         1,598,385

Expenses:
     Management and investment advisory
         fees (Note 3)................................         41,720         108,424           317,653
     Custodian fees...................................          1,714           5,141            33,805
     Directors' fees..................................          3,874           3,755             3,869
     Other............................................            684           1,372             2,017

                                        Total Expenses         47,992         118,692           357,344

                                 Net Investment Income        601,111       1,097,128         1,241,041

Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Net realized gain (loss) from:
     Investment transactions..........................        159,291          --               927,800
     Foreign currency transactions....................          --             --               (19,233)
Net increase (decrease) in unrealized
     appreciation/depreciation on:
     Investments .....................................        (27,143)         --            12,096,898
     Translation of assets and liabilities in
          foreign currencies..........................          --             --                (2,666)

            Net Realized and Unrealized Gain (Loss) on
                      Investments and Foreign Currency        132,148          --            13,002,799

                            Net Increase in Net Assets
                             Resulting from Operations       $733,259      $1,097,128       $14,243,840

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

                                                                      Principal                              Principal
                                                                   Aggressive Growth                      Asset Allocation
                                                                      Fund, Inc.                             Fund, Inc.

                                                                 Six Months        Year                 Six Months         Year
                                                                   Ended           Ended                   Ended           Ended
                                                                  June 30,      December 31,              June 30,      December 31,
                                                                    1997            1996                    1997           1996

Operations
Net investment income...............................            $    152,975    $   647,024             $   916,075     $ 1,836,334
Net realized gain from investment transactions......               6,286,602     10,016,661               3,159,705       4,149,766
Net increase (decrease) in unrealized appreciation/
     depreciation on investments and translation of
     assets and liabilities in foreign currencies...               6,376,545      5,099,753               3,173,555         715,006

                          Net Increase in Net Assets
                           Resulting from Operations              12,816,122     15,763,438               7,249,335       6,701,106

Dividends and Distributions to Shareholders
From net investment income..........................                 --            (642,821)                 --          (1,837,566)
From net realized gain on investments and foreign
      currency transactions.........................              (2,899,788)    (8,672,973)             (1,126,442)     (3,447,188)

                                                                  (2,899,788)    (9,315,794)             (1,126,442)     (5,284,754)

Capital Share Transactions (Note 5)
Shares sold.........................................              24,352,887     54,678,368               5,815,893      20,370,526
Shares issued in reinvestment of dividends
     and distributions..............................               2,359,966      7,733,190                 554,955       2,730,827
Shares redeemed.....................................             (17,220,310)   (12,396,594)             (2,232,807)     (3,960,605)

                     Net Increase in Net Assets from
                          Capital Share Transactions               9,492,543     50,014,964               4,138,041      19,140,748

                                      Total Increase              19,408,877     56,462,608              10,260,934      20,557,100

Net Assets
Beginning of period.................................              90,105,549     33,642,941              61,631,138      41,074,038

End of period (including undistributed net
     investment income as set forth below)..........            $109,514,426    $90,105,549             $71,892,072     $61,631,138


Undistributed Net Investment Income.................            $    157,768    $     4,793             $   934,669     $    18,594

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

                                                                       Principal                                Principal
                                                                        Balanced                                   Bond
                                                                       Fund, Inc.                                Fund, Inc.

                                                                Six Months         Year                  Six Months        Year
                                                                  Ended            Ended                   Ended           Ended
                                                                 June 30,       December 31,              June 30,      December 31,
                                                                   1997            1996                     1997            1996

Operations
Net investment income...............................            $  1,589,567    $ 2,416,667             $ 2,329,097     $ 3,648,701
Net realized gain from investment transactions......               4,425,625      4,291,386                  59,264          24,994
Net increase (decrease) in unrealized appreciation/
     depreciation on investments and translation of
     assets and liabilities in foreign currencies...               3,620,209      3,030,866                (277,295)     (1,454,206)

                          Net Increase in Net Assets
                           Resulting from Operations               9,635,401      9,738,919               2,111,066       2,219,489

Dividends and Distributions to Shareholders
From net investment income..........................                 --          (2,404,163)                 --          (3,612,230)
From net realized gain on investments and foreign
      currency transactions.........................                 (43,109)    (5,078,241)                 --              --

                                                                     (43,109)    (7,482,404)                 --          (3,612,230)

Capital Share Transactions (Note 5)
Shares sold.........................................              19,199,044     51,227,505               8,781,926      38,212,107
Shares issued in reinvestment of dividends
     and distributions..............................                  37,483      6,103,434                  --           2,979,214
Shares redeemed.....................................              (8,698,410)   (11,883,111)             (2,467,788)    (12,289,678)

                     Net Increase in Net Assets from
                          Capital Share Transactions              10,538,117     45,497,828               6,314,138      28,901,643

                                      Total Increase              20,130,409     47,754,343               8,425,204      27,508,902

Net Assets
Beginning of period.................................              93,157,669     45,403,326              63,386,561      35,877,659

End of period (including undistributed net
     investment income as set forth below)..........            $113,288,078    $93,157,669             $71,811,765     $63,386,561


Undistributed Net Investment Income.................            $  1,613,211    $    23,644             $ 2,365,568     $    36,471

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS

(unaudited)

                                                                          Principal
                                                                     Capital Accumulation
                                                                          Fund, Inc.

                                                                  Six Months       Year
                                                                     Ended         Ended
                                                                    June 30,    December 31,
                                                                      1997          1996

Operations
Net investment income...............................            $  2,458,615    $  3,517,895
Net realized gain from investment transactions......               8,130,616      26,628,772
Net increase (decrease) in unrealized appreciation/
     depreciation on investments and translation of
     assets and liabilities in foreign currencies...              19,817,802       6,846,493

                          Net Increase in Net Assets
                           Resulting from Operations              30,407,033      36,993,160

Dividends and Distributions to Shareholders
From net investment income..........................                 --           (3,541,996)
From net realized gain on investments and foreign
      currency transactions.........................              (7,389,172)    (22,300,640)

                                                                  (7,389,172)    (25,842,636)

Capital Share Transactions (Note 5)
Shares sold.........................................              33,967,608      81,833,141
Shares issued in reinvestment of dividends
     and distributions..............................               7,344,259      25,659,961
Shares redeemed.....................................             (20,271,151)    (49,264,748)

                     Net Increase in Net Assets from
                          Capital Share Transactions              21,040,716      58,228,324

                                      Total Increase              44,058,577      69,378,848

Net Assets
Beginning of period.................................             205,018,528     135,639,680

End of period (including undistributed net
     investment income as set forth below)..........            $249,077,105    $205,018,528


Undistributed Net Investment Income.................            $  2,493,934    $     35,319

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(unaudited)



                                                                                  Principal                        Principal
                                                                              Emerging Growth               Government Securities
                                                                                 Fund, Inc.                        Fund, Inc.

                                                                        Six Months         Year           Six Months        Year
                                                                          Ended           Ended             Ended          Ended
                                                                         June 30,       December 31,       June 30,     December 31,
                                                                           1997            1996              1997           1996

Operations
Net investment income.............................................    $    802,076     $  1,008,977      $ 2,639,238    $ 4,677,723
Net realized gain (loss) from investment transactions.............       1,806,428        1,954,051          245,732         98,466
Net realized (loss) from foreign currency transactions............         --               --                --             --
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and
     liabilities in foreign currencies............................      16,523,182       15,461,368         (213,709)    (1,337,219)

              Net Increase in Net Assets Resulting from Operations      19,131,686       18,424,396        2,671,261      3,438,970

Dividends and Distributions to Shareholders
From net investment income........................................         --            (1,000,544)         (46,141)    (4,644,240)
From net realized gain on investments and foreign
    currency transactions.........................................        (455,301)      (2,245,806)          --             --

                                                                          (455,301)      (3,246,350)         (46,141)    (4,644,240)

Capital Share Transactions (Note 5)
Shares sold.......................................................      27,055,917       78,710,392        5,357,708     47,002,706
Shares issued in reinvestment of dividends
      and distributions...........................................         451,711        3,177,572           45,610      4,589,974
Shares redeemed...................................................      (3,273,080)     (18,425,569)      (8,471,688)   (15,367,021)

                        Net Increase (Decrease) in Net Assets from
                                       Capital Shares Transactions      24,234,548       63,462,395       (3,068,870)    36,225,659

                                         Total Increase (Decrease)      42,910,933       78,640,441         (443,750)    35,020,389

Net Assets
Beginning of period...............................................     137,160,881       58,520,440       85,099,858     50,079,469

End of period (including undistributed net investment
     income as set forth below)...................................    $180,071,814     $137,160,881      $84,656,108    $85,099,858



Undistributed Net Investment Income...............................    $    815,094     $     13,018      $ 2,638,842    $    45,745

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(unaudited)

                                                                                    Principal                     Principal
                                                                                     Growth                      High Yield
                                                                                    Fund, Inc.                    Fund, Inc.

                                                                           Six Months         Year         Six Months     Year
                                                                             Ended           Ended           Ended        Ended
                                                                            June 30,      December 31,      June 30,   December 31,
                                                                              1997            1996            1997         1996

Operations
Net investment income.............................................       $    764,343     $ 1,156,675     $   601,111  $ 1,153,201
Net realized gain (loss) from investment transactions.............           (360,049)        242,899         159,291      210,672
Net realized (loss) from foreign currency transactions............             --              --              --           --
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and
     liabilities in foreign currencies............................         16,063,973       7,550,339         (27,143)     218,620

              Net Increase in Net Assets Resulting from Operations         16,468,267       8,949,913         733,259    1,582,493

Dividends and Distributions to Shareholders
From net investment income........................................            --           (1,148,740)        (11,379)  (1,116,648)
From net realized gain on investments and foreign
    currency transactions.........................................            --             (240,516)         --           --

                                                                              --           (1,389,256)        (11,379)  (1,116,648)

Capital Share Transactions (Note 5)
Shares sold.......................................................         17,289,857      55,634,083         290,077      437,560
Shares issued in reinvestment of dividends
      and distributions...........................................             --           1,373,493          11,379    1,116,648
Shares redeemed...................................................         (1,111,312)     (7,663,844)       (238,350)    (109,643)

                        Net Increase (Decrease) in Net Assets from
                                       Capital Shares Transactions         16,178,545      49,343,732          63,106    1,444,565

                                         Total Increase (Decrease)         32,646,812      56,904,389         784,986    1,910,410

Net Assets
Beginning of period...............................................         99,611,910      42,707,521      13,740,343   11,829,933

End of period (including undistributed net investment
     income as set forth below)...................................       $132,258,722     $99,611,910     $14,525,329  $13,740,343


Undistributed Net Investment Income...............................       $    772,279     $     7,936     $   601,181  $    11,449

See accompanying notes.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(unaudited)

                                                                                   Principal                       Principal
                                                                                 Money Market                        World
                                                                                  Fund, Inc.                       Fund, Inc.

                                                                           Six Months       Year           Six Months      Year
                                                                             Ended          Ended            Ended         Ended
                                                                            June 30,      December 31,      June 30,    December 31,
                                                                              1997           1996             1997          1996

Operations
Net investment income.............................................        $ 1,097,128    $  2,089,089     $  1,241,041  $ 1,145,766
Net realized gain (loss) from investment transactions.............             --             --               927,800      875,641
Net realized (loss) from foreign currency transactions............             --             --               (19,233)      (9,568)
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and
     liabilities in foreign currencies............................             --             --           12,094,232    9,715,294

              Net Increase in Net Assets Resulting from Operations          1,097,128       2,089,089       14,243,840   11,727,133

Dividends and Distributions to Shareholders
From net investment income........................................         (1,097,128)     (2,089,089)         --        (1,149,902)
From net realized gain on investments and foreign
    currency transactions.........................................             --             --              (253,439)    (750,235)

                                                                           (1,097,128)     (2,089,089)        (253,439)  (1,900,137)

Capital Share Transactions (Note 5)
Shares sold.......................................................         35,998,262     119,544,896       22,050,225   38,889,383
Shares issued in reinvestment of dividends
      and distributions...........................................          1,073,081       1,914,643          249,699    1,849,921
Shares redeemed...................................................        (39,627,965)   (107,885,209)        (877,110)  (9,449,905)

                        Net Increase (Decrease) in Net Assets from
                                       Capital Shares Transactions         (2,556,622)     13,574,330       21,422,814   31,289,399

                                         Total Increase (Decrease)         (2,556,622)     13,574,330       35,413,215   41,116,395

Net Assets
Beginning of period...............................................         46,244,249      32,669,919       71,682,015   30,565,620

End of period (including undistributed net investment
     income as set forth below)...................................        $43,687,627    $ 46,244,249     $107,095,230  $71,682,015


Undistributed Net Investment Income...............................        $    --        $    --          $  1,265,045  $    24,004

See accompanying notes.

June 30, 1997

NOTES TO FINANCIAL STATEMENTS

(unaudited)

Principal Aggressive Growth Fund, Inc.
Principal Asset Allocation Fund, Inc.
Principal Balanced Fund, Inc.
Principal Bond Fund, Inc.
Principal Capital Accumulation Fund, Inc.
Principal Emerging Growth Fund, Inc.
Principal Government Securities Fund, Inc.
Principal Growth Fund, Inc.
Principal High Yield Fund, Inc.
Principal Money Market Fund, Inc.
Principal World Fund, Inc.


Note 1 -- Significant Accounting Policies

Principal Aggressive Growth Fund, Inc., Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Accumulation Fund, Inc., Principal Emerging Growth Fund, Inc., Principal Government Securities Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal Money Market Fund, Inc. and Principal World Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies and operate in the mutual fund industry.

Principal Money Market Fund, Inc. values its securities at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.

The other funds value securities for which market quotations are readily available at market value, which is determined using the last reported sale price or, if no sales are reported, as is regularly the case for some securities traded over-the-counter, the last reported bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities and preferred stocks, the investments are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by each fund's Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market.

With respect to Principal World Fund, Inc., the value of foreign securities in foreign currency amounts are expressed in U.S. Dollars at the closing daily rate of exchange. Shares listed on the Korean Stock Exchange (KSE) which are traded by foreign investors in foreign over-the-counter transactions generally are valued at prices the Manager believes would be obtained if such shares were sold, provided that the Board determines that such valuations are accurate; otherwise such KSE shares will be valued using the procedures for listed securities. The identified cost of the portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing on valuation date.

Since the carrying amount of the foreign securities in the Principal World Fund, Inc. is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

The Funds may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the Funds' cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by Princor Management Corporation. These balances may be invested in one or more short-term instruments.

The Funds record investment transactions generally one day after the trade date. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Funds record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recognized on an accrual basis.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

With respect to Principal Money Market Fund, Inc., all net investment income and any realized gains and losses from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other funds are recorded on the ex-dividend date.

Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Reclassifications made for the year ended December 31, 1996 were not material.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Federal Income Taxes

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments for federal income tax reporting purposes is approximately the same as that for financial reporting purposes.

Note 3 -- Management Agreement and Transactions With Affiliates

The Funds have agreed to pay investment advisory and management fees to Princor Management Corporation (wholly owned by Princor Financial Services Corporation, a subsidiary of Principal Mutual Life Insurance Company) (the "Manager") computed at an annual percentage rate of each fund's average daily net assets. The annual rate used in this calculation for the Funds is as follows:

                               Net Assets Value of Funds
                                     (in millions)


                              First  Next  Next  Next  Over
           Funds              $100   $100  $100  $100  $400

  Principal Aggressive
   Growth Fund, Inc.          .80%   .75%  .70%  .65%   .60%
  Principal Asset Allocation
   Fund, Inc.                 .80    .75   .70   .65    .60
  Principal Balanced
   Fund, Inc.                 .60    .55   .50   .45    .40
  Principal Bond Fund, Inc.   .50    .45   .40   .35    .30
  Principal Capital
   Accumulation Fund, Inc.    .50    .45   .40   .35    .30
  Principal Emerging
   Growth Fund, Inc.          .65    .60   .55   .50    .45
  Principal Government
   Securities Fund, Inc.      .50    .45   .40   .35    .30
  Principal Growth
   Fund, Inc.                 .50    .45   .40   .35    .30
  Principal High Yield
   Fund, Inc.                 .60    .55   .50   .45    .40
  Principal Money Market
   Fund, Inc.                 .50    .45   .40   .35    .30
  Principal World Fund, Inc.  .75    .70   .65   .60    .55

Brokerage commissions were paid to affiliates by certain of the funds, as follows:

                                   Six Months Ended   Year Ended
                                       June 30,      December 31,
                                         1997            1996

  Principal Asset Allocation
   Fund, Inc.                         $ 2,012         $  --
  Principal Balanced Fund, Inc.        14,616           1,300
  Principal Capital Accumulation
   Fund, Inc.                           4,560          10,262
  Principal Growth Fund, Inc.           1,898             438
  Principal World Fund, Inc.            8,398           3,176

All of the shares of the Funds are owned by Principal Mutual Life Insurance Company and/or one or more Separate Accounts sponsored by Principal Mutual Life Insurance Company.

Note 4 -- Investment Transactions

For the six months ended June 30, 1997, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments and U.S. government securities) by the Funds were as follows:

                                                    Purchases         Sales

     Principal Aggressive Growth Fund, Inc.        $90,894,886      $85,821,723
     Principal Asset Allocation Fund, Inc.          33,098,234       37,559,662
     Principal Balanced Fund, Inc.                  19,594,921       16,144,132
     Principal Bond Fund, Inc.                      10,388,135        2,182,527
     Principal Capital Accumulation Fund, Inc.      41,825,563       31,309,453
     Principal Emerging Growth Fund, Inc.           25,935,701        7,082,328
     Principal Government Securities Fund, Inc.      1,956,652        2,554,067
     Principal Growth Fund, Inc.                     5,649,927        3,673,560
     Principal High Yield Fund, Inc.                 3,966,041        3,000,007
     Principal World Fund, Inc.                     31,897,809       10,335,250

At June 30, 1997, net unrealized appreciation of investments held by the Funds was composed of the following:

                                                                                                  Net Unrealized
                                                               Gross Unrealized                    Appreciation
                                                    Appreciation          (Depreciation)          of Investments

     Principal Aggressive Growth Fund, Inc.          $15,781,478           $(1,607,134)             $14,174,344
     Principal Asset Allocation Fund, Inc.             8,199,042            (1,433,833)               6,765,209
     Principal Balanced Fund, Inc.                    13,835,948            (1,429,429)              12,406,519
     Principal Bond Fund, Inc.                         1,587,697              (683,839)                 903,858
     Principal Capital Accumulation Fund, Inc.        54,758,067            (2,669,436)              52,088,631
     Principal Emerging Growth Fund, Inc.             50,022,271            (5,669,172)              44,353,099
     Principal Government Securities Fund, Inc.        1,354,369              (705,839)                 648,530
     Principal Growth Fund, Inc.                      32,442,033            (3,545,596)              28,896,437
     Principal High Yield Fund, Inc.                     496,413               (63,269)                 433,144
     Principal World Fund, Inc.                       25,286,948            (1,428,257)              23,858,691

The Funds may trade U.S. Government securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the fund commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA basis are not settled until they are delivered to the fund, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. As of June 30, 1997, Principal Government Securities Fund, Inc. had TBA commitments involving securities with a face amount of $1,000,000, cost of $990,938 and market value of $1,002,720. The Fund has set aside investment securities and other assets in excess of the commitments to serve as collateral.

At June 30, 1997, Principal Asset Allocation Fund, Inc., Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Emerging Growth Fund, Inc., Principal High Yield Fund, Inc. and Principal World Fund, Inc. held the following securities which were purchased in a private placement transaction and may require registration in order to effect a sale in the ordinary course of business.

                                                                                              Value at      Value as a
                                                                   Date of                    June 30,     Percentage of
           Fund                   Security Description           Acquisition       Cost         1997        Net Assets



   Principal Asset         Florida Residential Property &          5/5/97        $249,620    $  250,618       .35%
   Allocation Fund, Inc.   Casualty; Notes

                           Fomento Economico Mexicano              5/31/96         71,402       140,125       .19
                                                                   2/19/97         29,700        47,095       .07
                                                                   2/21/97         24,025        36,867       .05
                                                                   3/13/97         24,766        34,488       .05

                           Grupo Financiero Bancomer SA,           5/30/96         63,875        61,887       .09
                           ADR                                     5/31/96         10,333        10,041       .01
                                                                   4/25/97         23,503        33,454       .05
                                                                   4/29/97         25,200        34,757       .05
                                                                   5/6/97          12,272        15,931       .02

                           Israel Electric Corp.; Senior
                           Notes                                   12/11/96       249,525       247,301       .34

                           Lojas Arapua SA GDR;                    2/7/97          11,125         8,291       .01
                                                                   2/14/97         16,088        10,943       .02
                                                                   2/26/97         73,954        50,405       .07

                           PTTEP International, Ltd.;
                           Yankee Dollar Notes                     11/8/96        259,810       254,176       .35

                           Wellsford Real Properties, Inc.         6/2/97         162,501       173,547       .24
                                                                   6/18/97          1,115         1,100       .00

                                                                                              1,411,026      1.96

   Principal Balanced      Federal-Mogul Corp.; Series D
   Fund, Inc.              Convertible                             10/15/92       248,325       417,100       .37

   Principal Bond          John Hancock Mutual Life
   Fund, Inc.              Insurance Co.; Surplus Notes            1/8/97         958,440       952,495      1.33

   Principal Emerging      Ciba-Geigy Corp.; Exchangeable
   Growth Fund, Inc.       Subordinated Debentures                 3/20/91        150,000       150,187       .08

                           Sierra On Line; Convertible
                           Subordinated Debentures                 8/17/94        100,375       368,638       .20

                                                                                                518,825       .28

                                                                                              Value at      Value as a
                                                                   Date of                    June 30,     Percentage of
           Fund                   Security Description           Acquisition       Cost         1997        Net Assets


   Principal High Yield    Fage Dairy Industry S.A.;
   Fund, Inc.              Senior Notes                            2/6/97        $294,000    $  291,000      2.00%

                           Fairchild Semiconducter;
                           Senior Subordinated Notes               3/6/97         125,000       132,500       .91

                           Indah Kiat Finance Mauritius Lt;
                           Guaranteed Senior Notes                 6/26/97        198,694       198,454      1.37

                           Navistar Financial;
                           Senior Subordinated Notes               5/22/97         25,000        25,719       .18

                           Ocean Energy, Inc.;
                           Senior Subordinated Notes               6/26/97        199,660       199,250      1.37

                           Outdoor Systems;
                           Senior Subordinated Notes               6/25/97        196,000       194,250      1.34

                           Pen-Tab Industries;
                           Senior Subordinated Notes               1/30/97         50,000        50,875       .35

                           Quality Food Centers;
                           Senior Subordinated Notes               3/13/97        200,000       198,500      1.37

                           Specialty Retailers, Inc.;
                           Senior Notes                            6/12/97         50,000        50,375       .35

                           Sun Media Corp.;
                           Senior Subordinated Notes               2/13/97         50,000        50,500       .35

                                                                                              1,391,423      9.59

   Principal World         Alfa SA; Convertible                    9/25/95        398,000       581,000       .54
   Fund, Inc.              Subordinated Debentures                 11/20/96       329,254       435,750       .41

                           Fokus Bank                              6/25/96        347,410       542,018       .51

                           Hyundai Motor Co. Ltd. GDR              9/3/96         307,688       243,750       .23

                           Kemira OY                               12/9/96        314,077       245,271       .23
                                                                   12/10/96       131,955        99,995       .09
                                                                   12/11/96       241,385       183,010       .17
                                                                   2/26/97        322,301       264,138       .25
                                                                   4/10/97        294,742       264,138       .25

                           Royal Group Technologies Ltd.           6/25/96        272,357       485,445       .45
                                                                   7/2/96          91,512       160,921       .15

                           Voest-Alpine Stahl                      10/30/95       280,007       416,817       .39
                                                                   3/27/96        146,558       203,878       .19
                                                                   6/25/96        256,094       348,858       .33
                                                                   6/27/96        145,930       194,817       .18

                                                                                              4,669,806      4.37

The Funds' investments are with various issuers in various industries. The Schedules of Investments contained herein summarize concentrations of credit risk by issuer and industry.

Note 5 -- Capital Share Transactions

Transactions in Capital Stock by fund were as follows:

                                                   Principal Aggressive         Principal Asset      Principal Balanced
                                                     Growth Fund, Inc.       Allocation Fund, Inc.       Fund, Inc.

  Six Months Ended June 30, 1997:
  Shares sold...................................        1,617,616                  491,624                1,281,540
  Shares issued in reinvestment of
   dividends and distributions..................          160,542                   48,173                    2,562

  Shares redeemed...............................       (1,138,622)                (189,208)                (583,332)

                                   Net Increase           639,536                  350,589                  700,770



  Year Ended December 31, 1996:
  Shares sold...................................        3,918,263                1,770,239                3,602,550
  Shares issued in reinvestment of
   dividends and distributions..................          547,658                  239,060                  424,022

  Shares redeemed...............................         (860,656)                (337,801)                (825,489)

                                   Net Increase         3,605,265                1,671,498                3,201,083

                                                      Principal             Principal Capital        Principal Emerging
                                                    Bond Fund, Inc.      Accumulation Fund, Inc.      Growth Fund, Inc.

  Six Months Ended June 30, 1997:
  Shares sold...................................        772,077                 1,113,522                   883,025
  Shares issued in reinvestment of
   dividends and distributions..................         --                       250,401                    14,928

  Shares redeemed...............................       (216,734)                 (662,278)                 (106,190)

                                   Net Increase         555,343                   701,645                   791,763



  Year Ended December 31, 1996:
  Shares sold...................................      3,340,011                 2,763,121                 2,884,710
  Shares issued in reinvestment of
   dividends and distributions..................        262,934                   868,606                   110,728

  Shares redeemed...............................     (1,065,373)               (1,641,040)                 (693,851)

                                   Net Increase       2,537,572                 1,990,687                 2,301,587

                                                      Principal Government       Principal Growth       Principal High
Securities Fund, Inc.                                      Fund, Inc.            Yield Fund, Inc.

  Six Months Ended June 30, 1997:
  Shares sold...................................              516,773                1,178,487               32,348
  Shares issued in reinvestment of
   dividends and distributions..................                4,394                   --                    1,287
  Shares redeemed...............................             (821,126)                 (75,864)             (26,304)

                        Net Increase (Decrease)              (299,959)               1,102,623                7,331



  Year Ended December 31, 1996:
  Shares sold...................................            4,520,032                4,289,963               50,390
  Shares issued in reinvestment of
   dividends and distributions..................              445,172                   99,697              128,056
  Shares redeemed...............................           (1,457,956)                (604,413)             (12,523)

                                   Net Increase             3,507,248                3,785,247              165,923

                                                         Principal Money          Principal World
Market Fund, Inc.                                          Fund, Inc.


  Six Months Ended June 30, 1997:
  Shares sold...................................           35,998,262                1,596,085
  Shares issued in reinvestment of
   dividends and distributions..................            1,073,081                   18,817
  Shares redeemed...............................          (39,627,965)                 (63,573)

                        Net Increase (Decrease)            (2,556,622)               1,551,329



  Year Ended December 31, 1996:
  Shares sold...................................          119,544,896                3,308,501
  Shares issued in reinvestment of
   dividends and distributions..................            1,914,643                  144,196
  Shares redeemed...............................         (107,885,209)                (800,955)

                                   Net Increase            13,574,330                2,651,742

Note 6 -- Line of Credit

The Funds have an unsecured line of credit with a bank which allows each fund to borrow up to $500,000. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's Fed Funds Unsecured Rate plus 100 basis points. Additionally, a commitment fee is charged at the annual rate of .25% on the line of credit. At June 30, 1997, the Funds had no outstanding borrowings under the line of credit.

SCHEDULES OF INVESTMENTS

PRINCIPAL AGGRESSIVE GROWTH FUND, INC.


                                            Shares
                                             Held           Value
Common Stocks (94.94%)

Advertising (0.31%)
   Snyder Communications, Inc.                12,800(a) $   344,800

Aerospace Industries (0.95%)
   Thiokol Corp.                              14,800      1,036,000

Air Transportation, Scheduled (2.16%)
   AMR Corp.                                  13,600(a)   1,258,000
   US Air Group, Inc.                         31,600(a)   1,106,000

                                                          2,364,000
Aircraft & Parts (11.49%)
   Allied Signal, Inc.                        24,700      2,074,800
   Boeing Co.                                 26,800      1,422,075
   Gulfstream Aerospace Corp.                 15,300(a)     451,350
   McDonnell Douglas Corp.                    25,000      1,712,500
   Textron, Inc.                              27,000      1,792,125
   United Technologies Corp.                  62,000      5,146,000

                                                         12,598,850
Auto & Home Supply Stores (0.52%)
   O'Reilly Automotive, Inc.                  14,700(a)     565,950

Bakery Products (0.27%)
   Einstein/Noah Bagel Corp.                  25,100(a)     299,631

Beverages (1.98%)
   Coca-Cola Enterprises                      94,100      2,164,300

Cogeneration - Small Power
Producer (0.44%)
   AES Corp.                                   6,800(a)     481,100

Commercial Banks (6.79%)
   Bankamerica Corp.                          26,600      1,717,363
   Chase Manhattan Corp.                      11,512      1,117,383
   Citicorp                                   10,800      1,302,075
   Wells Fargo & Co.                          12,233      3,296,793

                                                          7,433,614
Communications Services, NEC (0.15%)
   Globalstar Telecommunication Ltd.           5,400(a)     165,375

Computer & Data Processing (5.34%)
   America Online Inc.                         9,100(a)     506,187
   Aris Corp.                                  3,800(a)      83,125
   GTECH Holdings Corp.                       80,600(a)   2,599,350
   Microsoft Corp.                            13,000(a)   1,642,875
   Oracle Systems Corp.                       12,800(a)     644,800
   Sterling Commerce, Inc.                    11,400(a)     374,775

                                                          5,851,112
Computer & Office Equipment (3.98%)
   Compaq Computer Corp.                       7,200(a)     714,600
   Dell Computer Corp.                         4,600(a)     540,213
   International Business
      Machines Corp.                          20,600      1,857,863
   International Game Technology              55,300        981,575
   Seagate Technology                          7,400(a)     260,387

                                                          4,354,638
Consumer Products (6.75%)
   Philip Morris Cos., Inc.                  166,500      7,388,438

Crude Petroleum & Natural Gas (0.34%)
   British Petroleum Co. PLC                   5,000        374,375

Eating & Drinking Places (2.42%)
   Cracker Barrel Old Country Store, Inc.     59,100      1,566,150
   McDonald's Corp.                           22,400      1,082,200

                                                          2,648,350
Electronic Components &
Accessories (1.56%)
   Intel Corp.                                 5,500        779,969
   Linear Technology Corp.                     9,600        496,800
   Texas Instruments                           5,100        428,719

                                                          1,705,488
Federal & Federally Sponsored
Credit (1.06%)
   Student Loan Marketing Association          9,100      1,155,700

Fire, Marine, & Casualty
Insurance (9.27%)
   Aetna, Inc.                                19,600      2,006,550
   Berkshire Hathaway, Inc.                       74(a)   3,492,800
   Cigna Corp.                                 1,050        186,375
   CNA Financial Corp.                         8,600(a)     906,762
   Loews Corp.                                21,900      2,192,738
   Progressive Corp.                           6,900        600,300
   USF&G Corp.                                32,200        772,800

                                                         10,158,325
Grocery Stores (0.22%)
   Dominicks Supermarkets, Inc.                9,100(a)     242,287

Hospitals (0.49%)
   Columbia/HCA Healthcare Corp.              13,700        538,581

Household Audio & Video
Equipment (0.53%)
   Time Warner Inc.                           12,000        579,000

Industrial Inorganic Chemicals (0.56%)
   Monsanto Co.                               14,300        615,794

Life Insurance (0.41%)
   Equitable of Iowa Cos.                      8,100        453,600

Lumber & Other Building
Materials (2.34%)
   Home Depot, Inc.                           37,100      2,557,581

Medical Instruments &
Supplies (1.14%)
   Becton, Dickinson & Co.                    24,600      1,245,375

Miscellaneous Business
Services (0.76%)
   Viad Corp.                                 43,100        829,675

Miscellaneous Electrical Equipment &
Supplies (0.61%)
   Motorola, Inc.                              8,800        668,800

Miscellaneous Furniture & Fixtures (0.78%)
   Hillenbrand Industries                     17,900        850,250

Miscellaneous Food & Kindred
Products (1.15%)
   Campbell Soup Co.                          25,100      1,255,000

Miscellaneous Investing (8.57%)
   HFS, Inc.                                 161,900(a)   9,390,200

Miscellaneous Manufacturers (0.27%)
   WMS Industries, Inc.                       11,900(a)     298,244

Motor Vehicles & Equipment (1.54%)
   Ford Motor Co.                             13,300        502,075
   ITT Industries Inc.                        46,100      1,187,075

                                                          1,689,150
Newspapers (0.50%)
   Gannett Co.                                 5,600        553,000

Oil & Gas Field Services (1.22%)
   Diamond Offshore Drilling                  10,100(a)     789,062
   Schlumberger Ltd.                           4,400        550,000

                                                          1,339,062
Periodicals (2.16%)
   K-III Communications Corp.                197,300(a)   2,367,600

Personal Credit Institutions (1.47%)
   American Express Co.                       21,600      1,609,200

Petroleum Refining (0.62%)
   Amoco Corp.                                 7,800        678,113

Photographic Equipment &
Supplies (0.68%)
   Xerox Corp.                                 9,400        741,425

Plastic Materials & Synthetics (0.55%)
   DuPont                                      9,500        597,313

Radio & Television Broadcasting (2.57%)
   Clear Channel Communications               35,200(a)   2,164,800
   Heftel Broadcasting Co.                    11,800(a)     651,950

                                                          2,816,750
Savings Institutions (0.67%)
   Ahmanson & Co.                             11,400        490,200
   Ocwen Financial Corp.                       7,400(a)     241,425

                                                            731,625
Search & Navigation Equipment (0.84%)
   Litton Industries Inc.                     19,100(a)     922,769

Security & Commodity Services (0.93%)
   Franklin Resources, Inc.                   14,000      1,015,875

Security Brokers & Dealers (1.66%)
   Charles Schwab Corp.                       17,100        695,756
   Merrill Lynch & Co., Inc.                  18,800      1,120,950

                                                          1,816,706
Special Industry Machinery (0.63%)
   Applied Materials, Inc.                     9,800(a)     693,962

Surety Insurance (4.36%)
   Ace Ltd.                                   25,600      1,891,200
   CMAC Investment Corp.                      48,700      2,325,425
   MGIC Investment Corp.                      11,600        556,075

                                                          4,772,700
Telephone Communication (0.62%)
   Iridium World Communications                7,500(a)     135,938
   Worldcom, Inc.                             16,800(a)     537,600

                                                            673,538
Variety Stores (0.31%)
   Woolworth Corp.                            14,200(a)     340,800


                Total Portfolio Investments (94.94%)    103,974,021

Cash and receivables, net of liabilities (5.06%)          5,540,405


                          Total Net Assets (100.00%)   $109,514,426

(a) Non-income producing security - No dividend paid during the past twelve months.


PRINCIPAL ASSET ALLOCATION FUND, INC.


                                            Shares
                                             Held           Value
Common Stocks (67.23%)

Aerospace Industries (0.23%)
   Thiokol Corp.                               2,400    $   168,000

Air Transportation, Scheduled (1.31%)
   AMR Corp.                                   3,500(a)     323,750
   British Airways PLC ADR                     1,400        160,912
   Cathay Pacific Airways ADR                  8,500         88,046
   KLM Royal Dutch Airlines                    7,380        227,858
   US Air Group, Inc.                          4,000(a)     140,000

                                                            940,566
Aircraft & Parts (3.10%)
   Allied Signal, Inc.                         3,200        268,800
   Boeing Co.                                  3,800        201,638
   Gulfstream Aerospace Corp.                  2,200(a)      64,900
   McDonnell Douglas Corp.                     3,700        253,450
   Rockwell International Corp.                2,600        153,400
   Textron, Inc.                               5,000        331,875
   United Technologies Corp.                  11,500        954,500

                                                          2,228,563
Auto & Home Supply Stores (0.05%)
   O'Reilly Automotive, Inc.                     900(a)      34,650

Automotive Rentals, No Drivers (0.10%)
   Ryder Systems, Inc.                         2,200         72,600

Bakery Products (0.06%)
   Einstein/Noah Bagel Corp.                   3,700(a)      44,169

Beverages (2.24%)
   Bass PLC ADR                                5,000        123,125
   CIA Cervecerias Unidas ADR                  3,380         74,149
   CIA Cervejaria Brahma ADR                  13,710        209,934
   Coca-Cola Enterprises                      25,200        579,600
   Coca-Cola FEMSA SA ADR                      1,170         60,401
   Embotelladora Andina ADR B                    900         18,788
   Fomento Economico Mexicano                 43,485(b)     258,575
   Kirin Brewery                               2,300        239,200
   Panamerican Beverages                         909         29,883
   Quilmes Industrial Quins SA ADR             1,707         19,844

                                                          1,613,499
Blast Furnace & Basic Steel
Products (0.24%)
   Australian National Industries              8,960         43,495
   British Steel PLC ADS                       3,500         88,375
   Hylsamex Sponsored GDR                        730         22,539
   Tubos de Acero de Mexico ADR                1,289(a)      23,766

                                                            178,175
Books (0.09%)
   McGraw-Hill Companies, Inc.                 1,100         64,694

Bus Terminal & Service
Facilities (0.06%)
   Brasileiros SA GDR                          1,230(a)      45,664

Cash Grains (0.01%)
   Delta & Pine Land Co.                         200          7,125

Cement, Hydraulic (0.16%)
   Cementos de Mexico ADR                     11,940        114,922

Chemicals & Allied Products (1.19%)
   Asahi Chemical Industry Co. ADR             4,100        245,434
   Bayer AG Sponsored ADR                     10,735        412,881
   Mitsubishi Chemical Corp.                   6,100        199,370

                                                            857,685
Clay, Ceramic & Refractory
Minerals (0.07%)
   English China Clays ADR                     5,300         54,644

Colleges and Universities (0.02%)
   DeVRY, Inc.                                   500(a)      13,500

Combination Utility Services (0.40%)
   CIA Energetica de Minas Cemig ADR           3,615        182,000
   NIPSCO Industries, Inc.                     2,550        105,347

                                                            287,347
Commercial Banks (5.40%)
   ABN-AMRO Holdings NV ADR                   30,024        560,845
   Allied Irish Banks ADR                      2,900        135,394
   Banco Central ADR                           6,500        118,625
   Banco Galicia Y Buenos                      1,250         32,969
   Banco Wiese Ltd. ADR                        4,505         29,282
   BankAmerica Corp.                           4,500        290,531
   BankBoston Corp.                            1,200         86,475
   Banker's Trust                              1,350        117,450
   Barclays PLC ADS                            5,571        441,502
   Brierly Investments Ltd. ADR                5,550        108,328
   Chase Manhattan                             1,840        178,595
   Citicorp                                    2,300        277,294
   Commerzbank AG ADR                          3,600        102,058
   Credicorp Ltd.                                370          8,140
   First of America Bank Corp.                 2,700        123,525
   HSBC Holdings ADR                             600        180,450
   Mellon Bank Corp.                           2,400        108,300
   National Westminster ADR                    1,900        154,138
   PNC Financial Corp.                         2,100         87,412
   Texas Regional Bancshares                     100          4,200
   Wells Fargo & Co.                           2,200        592,900
   Westpac Banking ADR                         4,900        146,694

                                                          3,885,107
Commercial Printing (0.34%)
   DAI Nippon Printing Co.                     1,100        248,973

Communications Equipment (0.81%)
   ADC Telecommunications, Inc.                1,000(a)      33,375
   Advanced Fibre Communication                  700(a)      42,263
   Alcatel Alsthom ADR                         4,700        118,675
   Glenayre Technologies, Inc.                   700(a)      11,462
   Hanson PLC ADR                                368          9,200
   Harris Corp.                                1,450        121,800
   Matsushita Electrical ADR                     800        163,600
   Octel Communications Corp.                    700(a)      16,406
   Premisys Communication, Inc.                  500(a)       7,875
   Tekelec, Inc.                                 300(a)      10,612
   Tellabs, Inc.                                 900(a)      50,288

                                                            585,556
Communications Services (0.02%)
   Globalstar Telecommunication Ltd.             600(a)      18,375

Computer & Data Processing
Services (1.31%)
   Acxiom Corp.                                  700(a)      14,350
   America Online, Inc.                          100(a)       5,562
   Aris Corp.                                    600(a)      13,125
   Autodesk, Inc.                                300         11,494
   Avant Corp.                                   500(a)      16,156
   BA Merchant Services, Inc.                    400(a)       7,625
   Baan Company                                  100(a)       6,887
   Bisys Group, Inc.                            1100(a)      45,925
   Citrix Systems, Inc.                          300(a)      13,163
   Compuware Corp.                               500(a)      23,875
   Electronic Arts                               400(a)      13,450
   GTECH Holdings Corp.                       15,600(a)     503,100
   Incyte Pharmaceuticals, Inc.                  100(a)       6,700
   LHS Group                                     100(a)       4,381
   Ontrack Data International                    300(a)       6,900
   Peoplesoft, Inc.                              600(a)      31,650
   Sterling Commerce, Inc.                     2,100(a)      69,038
   Sungard Data Systems, Inc.                    800(a)      37,200
   Symantec Corp.                                700(a)      13,650
   Transaction Systems Architect, Inc.           600(a)      20,700
   USCS International, Inc.                    1,700(a)      55,675
   Vantive Corp.                                 800(a)      22,600

                                                            943,206
Computer & Office Equipment (0.76%)
   Ascend Communications                       1,300(a)      51,188
   Hitachi Ltd. ADR                            2,900        327,700
   International Game Technology               9,400        166,850


                                                            545,738
Concrete, Gypsum & Plaster
Products (0.22%)
   Cementos de Mexico SA ADR                   8,800         76,334
   Italcementi Fabriche SPA ADR               13,000         80,986

                                                            157,320
Concrete Work (0.13%)
   Pioneer International Ltd. ADR             25,000         95,890

Construction & Related
Machinery (0.51%)
   Camco International                           100          5,475
   EVI, Inc.                                     400(a)      16,800
   Kajima Corp. ADR                            2,900        170,051
   Komatsu Ltd. ADR                            5,500        178,799

                                                            371,125
Consumer Products (1.99%)
   Philip Morris Cos., Inc.                   26,350      1,169,281
   RJR Nabisco Holdings Corp.                  7,900        260,700

                                                          1,429,981
Credit Reporting & Collection (0.02%)
   First USA Paymentech Inc.                     500(a)      14,469

Crude Petroleum & Natural Gas (0.57%)
   Broken Hill Proprietary Ltd. ADR            2,200         65,450
   Forcenergy Inc.                               300(a)       9,112
   Newfield Exploration Co.                      100(a)       2,000
   Occidental Petroleum Corp.                  1,800         45,113
   Ocean Energy, Inc.                            200(a)       9,250
   Petrofina SA ADR                            2,900        109,910
   Societe Generale ADR                        3,600         80,450
   USX-Marathon Group, Inc.                    3,200         92,400

                                                            413,685
Department Stores (0.35%)
   Marui Corp. ADR                             2,800        104,238
   Penney (J.C.) Co.                           2,900        151,344

                                                            255,582
Drug Stores & Proprietary
Stores (0.01%)
   Omnicare, Inc.                                200          6,275

Drugs (1.19%)
   Agouron Pharmaceuticals, Inc.                 100(a)       8,087
   Arqule, Inc.                                  500(a)       8,687
   Aviron                                        400(a)       4,900
   Dura Pharmaceuticals, Inc.                    300(a)      11,962
   Elan Corp. PLC ADR                            400(a)      18,100
   Genzyme Corp. - General Division            1,000(a)      27,750
   Human Genome Sciences, Inc.                   100(a)       3,325
   Inhale Therapeutic Systems                    300(a)       7,425
   Jones Medical Industries, Inc.                300         14,250
   Medicis Pharmaceutical Corp.                  300(a)      14,963
   Novartis AG Sponsored ADR                   2,879        230,462
   Novo Nordisk ADR                            3,200        175,600
   Nycomed                                    13,172        189,348
   Sangstat Medical Corp.                        800(a)      18,500
   Smithkline Beecham PLC ADR                  1,100        100,788
   Vertex Pharmaceuticals                        200(a)       7,650
   Zonagen, Inc.                                 500(a)      10,937

                                                            852,734
Drugs, Proprietaries & Sundries (0.16%)
   Amway Japan Ltd. ADS                        6,833        118,296

Eating & Drinking Places (0.64%)
   Boston Chicken, Inc.                          900(a)      12,600
   Cracker Barrel Old Country Store, Inc.      8,200        217,300
   Host Marriott Corp.                         8,200(a)     147,063
   McDonald's Corp.                            1,800         86,962

                                                            462,925
Electric Services (1.52%)
   Centrais Electricas Brasileiras SA -
      Electrobras ADR                          1,655         49,117
   Centrais Electricas Brasileiras ADR        10,165        284,210
   Chilectra SA                                2,223         63,965
   Empresa Nacional de
      Electricidad SA ADR                      1,400        119,088
   Enersis SA ADR                                631         22,440
   EVN Energie-Vansorgung Nied ADR             3,600         92,782
   GPU, Inc.                                   2,100         75,338
   National Power ADR                          3,300        116,119
   Pinnacle West Capital Corp.                 4,100        123,256
   Shangdong Huaneng Power
      Development Ltd. ADS                     8,000         86,000
   Texas Utilities Co.                         1,900         65,431

                                                          1,097,746
Electrical Goods (0.03%)
   Kent Electronics Corp.                        700(a)      25,681

Electronic Components &
Accessories (0.77%)
   Altera Corp.                                  200(a)      10,100
   Kyocera Corp. ADR                           1,500        238,500
   Level One Communications                      500(a)      19,219
   Linear Technology Corp.                     1,600         82,800
   Maxim Integrated Products, Inc.               400(a)      22,750
   Molex, Inc., Class A                        1,100         38,363
   PMC Sierra, Inc.                            1,100(a)      28,875
   Semtech Corp.                                 100(a)       3,650
   Texas Instruments                             974         81,877
   Xilinx, Inc.                                  600(a)      29,437

                                                            555,571
Electronic Distribution
Equipment (0.82%)
   Phillips NV ADR                             6,969        500,897
   Watkins-Johnson Co.                         2,900         89,175

                                                            590,072
Engineering & Architectural
Services (0.08%)
   Gartner Group, Inc.                           500(a)      17,969
   Paychex, Inc.                               1,100         41,800

                                                             59,769
Farm & Garden Machinery (0.15%)
   Deere & Co.                                 1,900        104,263

Federal & Federally Sponsored
Credit (0.57%)
   Student Loan Marketing Association
      (Non-Voting)                             3,200        406,400

Finance Services (0.60%)
   Grupo Financiero Bancomer SA ADR           16,165(a)(b)  156,070
   Nomura Sec. Co. Ltd. ADR                    2,000        276,151

                                                            432,221
Fire Marine & Casualty
Insurance (3.26%)
   Aetna, Inc.                                 2,900        296,888
   Berkshire Hathaway, Inc.                       15(a)     708,000
   CIGNA Corp.                                   250         44,375
   CNA Financial Corp.                         3,100(a)     326,856
   Loews Corp.                                 3,700        370,463
   Mutual Risk Management Ltd.                   300         13,762
   Progressive Corp.                           1,100         95,700
   St. Paul Cos., Inc.                         1,400        106,750
   Tokio Marine & Fire Insurance ADR           4,600        297,850
   USF&G Corp.                                 3,600         86,400

                                                          2,347,044
Footwear, Except Rubber (0.16%)
   Ollivetti Inc. Cos.                       396,825(a)     112,262

Fruit & Vegetable Markets (0.09%)
   CIFRA Unsponsored ADR                      34,623         63,547

General Industrial Machinery (0.63%)
   AmerGroup Ltd. ADR                          5,500         49,502
   SKF AB ADR                                 15,370        401,541

                                                            451,043
Grain Mill Products (0.07%)
   Grupo Industrial Maseca Sade CV ADR         2,885         47,602

Groceries & Related Products (0.15%)
   Fleming Cos., Inc.                          5,850        105,300

Grocery Stores (0.40%)
   Disco SA ADS                                  633(a)      25,084
   Koninklijke Bijenkorf
      Beheer NV ADR                            2,400         84,090
   Santa Isabella SA ADR                       5,527        178,245

                                                            287,419
Hardware, Plumbing & Heating
Equipment (0.02%)
   Wilmar Industries, Inc.                       700(a)      17,062

Health & Allied Services, NEC (0.07%)
   Healthsouth Corp.                             800(a)      19,950
   Renal Care Group, Inc.                        100(a)       4,169
   Renal Treatment Centers, Inc.                 300(a)       8,062
   Total Renal Care Holdings, Inc.               400(a)      16,075

                                                             48,256
Holding Offices (0.42%)
   Jardine Strategic Holdings Ltd. ADR        10,000         75,600
   Quinenco SA                                 1,150(a)      21,275
   Trizec Hahn Corp.                           9,534        203,789

                                                            300,664
Home Health Care Services (0.03%)
   Pediatrix Medical Group, Inc.                 500(a)      22,906

Hospitals (0.02%)
   Health Management Association, Inc.           500(a)      14,250

Hotels & Motels (0.74%)
   Extended Stay of America                    8,700(a)     137,025
   John Q. Hammons Hotels, Inc.               17,400(a)     160,950
   La Quinta Motor Inns                          400          8,750
   Ladbroke Group ADR                         37,000        144,711
   Servico, Inc.                               5,300(a)      78,837

                                                            530,273
Household Audio & Video
Equipment (0.41%)
   Sony Corp. ADR                              2,500        220,000
   Time Warner, Inc.                           1,500         72,375

                                                            292,375
Individual & Family Services (0.08%)
   ARV Assisted Living, Inc.                   5,400(a)      59,400

Industrial Inorganic Chemicals (0.64%)
   AKZO ADR                                    4,283        296,062
   Eastman Chemical Co.                        1,150         73,025
   Olin Corp.                                  2,300         89,844

                                                            458,931
Industrial Organic Chemicals (0.08%)
   Nova Corp. ADR                              6,700         56,950

Investment Offices (0.51%)
   American General Hospitality Corp.         14,700        363,825

Iron & Steel Foundries (0.64%)
   Kawasaki Steel Corp. ADR                    7,900        257,511
   Kubota Corp. ADR                              850         83,300
   Siderar S.A.I.C. Sponsored ADR              3,630        118,497

                                                            459,308
Iron Ores (0.07%)
   Cia Vale Do Rio Doce                        2,140         47,708

Laundry, Cleaning & Garment
Services (0.02%)
   G&K Services, Inc.                            400         14,900

Life Insurance (0.32%)
   American General Corp.                      1,800         85,950
   Lincoln National Corp.                      2,200        141,625

                                                            227,575
Lumber & Other Building
Materials (0.52%)
   Home Depot, Inc.                            5,400        372,262

Management & Public Relations (0.24%)
   Advanced Health Corp.                         200(a)       3,675
   Corrections Corp. of America                  700(a)      27,825
   Ogden Corp.                                 4,300         93,525
   Whitman-Hart, Inc.                          1,600(a)      45,000

                                                            170,025
Measuring & Controlling Devices (0.05%)
   Applied Imaging Corp.                         800(a)       5,000
   Kla-Tencor Corp.                              600(a)      29,250

                                                             34,250
Meat Products (0.50%)
   Groupe Danone                              10,764        356,053

Medical Instruments & Supplies (0.13%)
   Arterial Vascular Engingeering                200(a)       6,438
   Baxter International, Inc.                  1,100         57,475
   Mentor Corp.                                  400         11,850
   Nitinol Medical Tech.                         800(a)      12,100
   Novoste Corp.                                 100(a)       1,637
   Vivus, Inc.                                   200(a)       4,762

                                                             94,262
Metalworking Machinery (0.27%)
   JLK Direct Distribution                       200(a)       5,125
   Makita Corp. ADR                           13,000        190,125

                                                            195,250
Miscellaneous Business Services (0.27%)
   Teletech Holdings, Inc.                       700(a)      18,375
   Viad Corp.                                  9,100        175,175

                                                            193,550
Miscellaneous Converted Paper
Products (0.42%)
   Kimberly Clark Mexico ADR                  14,600        277,400
   P. T. Inti Indorayon Utama ADR             10,000         20,974

                                                            298,374
Miscellaneous Electrical Equipment &
Supplies (0.39%)
   Motorola, Inc.                                900         68,400
   TDK Corp. ADS                               2,800        209,475

                                                            277,875
Miscellaneous Food & Kindred
Products (0.22%)
   Nestle Reg. ADR                             2,000        132,112
   Starbucks Corp.                               600(a)      23,363

                                                            155,475
Miscellaneous Food Stores (0.04%)
   General Nutrition Cos.                      1,000(a)      28,000
   MAV                                           415          4,202

                                                             32,202
Miscellaneous Investing (10.36%)
   Alexandria Real Estate                      2,500         54,844
   AMLI Residential Property                   1,000         23,625
   Associated Estates Realty Co.               4,500        105,750
   Avalon Properties                           7,100        203,238
   Bay Apartments Communities                  6,600        244,200
   Boston Properties, Inc.                     3,600(a)      99,000
   Brandywine Realty Trust                    13,200        267,300
   Brookfield Properties I/R                   5,900(a)      41,484
   Burnham Pacific Properties                 13,700        188,375
   Carr Realty Corp.                           5,500        158,125
   Chateau Properties                         14,253        407,992
   Columbus Realty Trust                         200          4,550
   Cornerstone Properties                      3,500         53,812
   East Group Properties                       1,000         20,125
   Essex Property Trust                        9,200        295,550
   Federal Realty Investments                  2,300         62,100
   First Union Real Estate                    14,700        207,638
   Gables Residential Trust                    4,000        101,000
   Great Lakes REIT, Inc.                      8,100        133,144
   Grupo Carso Sponsored ADR                   5,040         70,076
   Health Care Property Investors, Inc.        2,600         91,650
   HFS, Inc.                                  40,300(a)   2,337,400
   Kilroy Realty Corp.                         2,600         65,650
   Koger Equity, Inc.                          3,600         65,700
   LTC Properties, Inc.                          900         16,312
   Manufactured Home Communities               6,100        140,681
   Meridian Industrial Trust                   2,900         68,150
   Merry Land & Investment Co.                 5,900        127,956
   Oasis Residential, Inc.                     5,000        117,500
   Omega Healthcare Investors                  7,900        258,231
   Prentiss Property Trust                     2,700         69,188
   Price REIT, Inc.                              100          3,637
   Ramco-Gershenson Properties                   100          1,762
   Security Capital Atlantic, Inc.             6,200        148,413
   Shurgard Storage Center                     4,300        120,400
   Starwood Lodging Trust                      4,800        204,900
   Summit Properties, Inc.                     1,000         20,625
   Taubman Centers                            10,300        136,475
   Urban Shopping Centers                      8,700        277,313
   Wellsford Real Properties, Inc.            15,877(a)(b)  174,647
   Western Investment Real Estate Trust        3,900         54,113
   Westfield America, Inc.                    12,000(a)     202,500

                                                          7,445,131
Miscellaneous Non-Durable
Goods (0.38%)
   Mitsubishi Corp. ADR                       11,000        274,927

Miscellaneous Special Trade
Contractors (0.12%)
   Hang Lung Development Co. ADR               9,400         86,146

Mortgage Bankers & Brokers (0.03%)
   Homeside, Inc.                                900(a)      19,688

Motor Vehicles & Equipment (1.68%)
   Chrysler Corp.                              3,300        108,281
   Fiat SPA ADR                                4,700         85,775
   Ford Motor Co.                              1,500         56,625
   General Motors Corp.                        1,500         83,531
   ITT Industries, Inc.                        5,800        149,350
   Toyota Motor Corp. ADR                      8,600        509,550
   Volkswagen AG ADR                           1,400        214,837

                                                          1,207,949
Nonferrous Foundries (Casting) (0.02%)
   Matthews Intl. Corp.                          300         10,950

Non-Classifiable Establishments (0.07%)
   Keppel Corp. Ltd. ADR                       5,375         47,741

Non-Store Retailers (0.00%)
   Henry Schein, Inc.                            100(a)       3,125

Nursing & Personal Care
Facilities (0.00%)
   Manor Care, Inc.                              100          3,263

Offices & Clinics of Medical
Doctors (0.07%)
   Horizon Mental Health Mgmt.                   400(a)       9,000
   Occusystems, Inc.                             500(a)      14,500
   Phycor, Inc.                                  800(a)      27,550

                                                             51,050
Oil & Gas Field Services (0.61%)
   Diamond Offshore Drilling                   2,500(a)     195,313
   Ensco International, Inc.                     400(a)      21,100
   Petroleo Brasileiro SA                      5,700        156,193
   Schlumberger Ltd.                             500         62,500

                                                            435,106
Ophthalmic Goods (0.17%)
   Bausch & Lomb                               2,550        120,169

Paper Mills (0.15%)
   Willamette Industries, Inc.                 1,500        105,000

Periodicals (0.55%)
   K III Communications Corp.                 32,900(a)     394,800

Personal Credit Institutions (0.38%)
   Advanta Corp.                                 500         18,375
   American Express Co.                        3,300        245,850
   Firstplus Financial Group                     200(a)       6,800

                                                            271,025
Personnel Supply Services (0.13%)
   Data Processing Resources                     500(a)      11,688
   Emcare Holdings, Inc.                         100(a)       3,662
   Robert Half International, Inc.               800(a)      37,650
   Romac International, Inc.                   1,300(a)      42,575

                                                             95,575
Petroleum Refining (1.43%)
   Amoco Corp.                                   900         78,244
   Ashland, Inc.                               4,600        213,325
   Atlantic Richfield Co.                      3,200        225,600
   Exxon Corp.                                 1,000         61,500
   Mobil Corp.                                 3,400        237,575
   Total SA IE Francaise ADR                   2,800        141,750
   YPF Sociedad Anonima ADR                    2,175         66,881

                                                          1,024,875
Photographic Equipment &
Supplies (0.88%)
   Eastman Kodak Co.                             550         42,212
   Fuji Photo Film                             8,800        355,300
   OCE NV                                      1,400        179,725
   Xerox Corp.                                   700         55,213

                                                            632,450
Plastic Materials & Synthetics (0.19%)
   Du Pont (E.I.) De Nemour                    1,200         75,450
   Shanghai Petrochemical Co. Ltd. ADR         2,600         63,700

                                                            139,150
Primary Nonferrous Metals (0.14%)
   Phelps Dodge Corp.                          1,150         97,966

Radio, Television & Computer
Stores (0.10%)
   Lojas Arapua SA GDR                         4,200(b)      69,639
Radio & Television Broadcasting (0.66%)
   Clear Channel Communications                5,300(a)     325,950
   Grupo Televisa SA GDR                       4,785(a)     145,344

                                                            471,294
Railroads (0.17%)
   Nagoya Railroad Co. Ltd.                    2,900        119,619

Real Estate Agents & Managers (0.16%)
   Atlantic Gulf Communities Co.              15,900(a)     101,363
   Crescent Real Estate Equities                 400         11,862
   Crescent Operating                             40          1,318

                                                            114,543
Real Estate Operators & Lessors (1.81%)
   Alexander Haagen Properties                 4,100         66,625
   Arden Realty Group, Inc.                    6,300        163,800
   Beacon Properties Corp.                     6,800        226,950
   Catellus Dev. Corp.                         4,500(a)      81,563
   CRA Managed Care, Inc.                        300(a)      15,656
   IRT Property Co.                              900         10,575
   Nationwide Health Properties               14,400        316,800
   Pacific Gulf Properties                     8,400        184,800
   Sekisui House Ltd. ADR                      2,300        233,155

                                                          1,299,924
Research & Testing Services (0.01%)
   Parexel International Corp.                   100(a)       3,175
   Quintiles Transnational Corp.                 100(a)       6,962

                                                             10,137
Retail Stores, NEC (0.09%)
   CIA Brasileira de Distribuicao
      Acucar GDR                               1,960         44,970
   Supermercados Unimac SA                     1,190(a)      22,312

                                                             67,282
Savings Institutions (0.00%)
   Ocwen Financial Corp.                         100(a)       3,263

Sawmills & Planning Mills (0.14%)
   Louisiana Pacific Corp.                     4,700         99,288

Search & Navigation Equipment (0.22%)
   Litton Industries, Inc.                     3,200(a)     154,600

Security & Commodity Services (0.21%)
   Franklin Resources, Inc.                    2,050        148,753

Security Brokers & Dealers (0.05%)
   Charles Schwab Corp.                          900         36,619

Soap, Cleaners & Toilet Goods (0.68%)
   KAO Corp. ADR                               2,200        305,689
   Shiseido Co. Ltd. ADR                      11,000        181,683

                                                            487,372
Special Industry Machinery (0.02%)
   Fusion Systems Corp.                          300(a)      11,869

Subdividers & Developers (0.07%)
   Singapore Land ADR                         11,600         52,732

Sugar & Confectionary Products (0.10%)
   Perlis Plantations ADR                     25,000         73,295

Surety Insurance (0.95%)
   ACE Ltd.                                    3,200        236,400
   CMAC Investment Corp.                       6,400        305,600
   MGIC Investment Corp.                       2,900        139,019
   Triad Guaranty, Inc.                          100(a)       4,537

                                                            685,556
Telephone Communication (3.34%)
   AT&T Corp.                                  3,500        122,719
   BCE, Inc.                                  17,180        481,040
   Compania Anonima Telefonos
      de Venezuela                             1,485         64,041
   LCI International, Inc.                       500(a)      10,937
   Mobile Telecommunications
      Technologies                               900(a)      12,881
   Sprint Corp.                                1,700         89,463
   Telebras GDR                                   18          2,731
   Telecommunicacoes Brasileiras SA ADR        6,220        943,885
   Telefonica de Argentina ADR                 2,885         99,893
   Telefonica de Espana SA ADS                 2,500        215,625
   Telefonica Del Peru ADR                     1,865         48,840
   Telefonos de Mexico SA ADR                  3,865        184,554
   Teleport Communication                        600(a)      20,475
   U.S. West Communications Group              2,700        101,756

                                                          2,398,840
Tires & Inner Tubes (0.36%)
   Bridgestone ADR                             1,100        255,702

Variety Stores (0.38%)
   Wal-Mart Stores, Inc.                       2,800         94,675
   Woolworth Corp.                             7,350(a)     176,400

                                                            271,075
Vocational Schools (0.02%)
   Apollo Group, Inc.                            500(a)      17,625

Water Transportation of Freight,
NEC (0.15%)
   Penninsular & Oriental
      Steamships ADR                           5,400        107,847


                                 Total Common Stocks     48,333,901

Preferred Stock (0.19%)

Miscellaneous Investing (0.10%)
   First Washington Realty Trust; Series A     2,400         73,200

Periodicals (0.05%)
   Time Warner; Series M                          31(a)      34,149

Real Estate Agents & Managers (0.04%)
   Atlantic Gulf Communities                   2,772(a)      27,725


                              Total Preferred Stocks        135,074


                                           Principal
                                            Amount          Value
Bonds (3.51%)

Business Credit Institutions (0.46%)
   AT&T Capital Corp. Medium-Term
      Notes; 5.85%; 1/5/99                $  330,000    $   327,749

Commercial Banks (0.34%)
   NationsBank Corp. Senior Notes;
      5.70%; 2/9/01                          250,000        241,558

Electronic Distribution
Equipment (0.34%)
   Israel Electric Corp. Senior Notes;
      7.25%; 12/15/06                        250,000(b)     247,301

Finance Services (0.98%)
   First Plus Home Loan Trust Notes;
      7.60%; 4/10/30                         150,000        151,289
   Lehman Brothers Holdings, Inc.
      Senior Notes; 7.38%; 5/15/04           300,000        302,260
   Team Fleet Finance Corp. Notes;
      7.35%; 5/15/03                         250,000        254,903

                                                            708,452
Metal Mining Services (0.35%)
   PTTEP International, Ltd. Yankee
      Dollar Notes; 7.63%; 10/1/06           250,000(b)     254,176

Miscellaneous Investing (0.35%)
   Florida Residential Property &
      Casualty Notes; 7.25%; 7/1/02          250,000(b)     250,618

Personal Credit Institutions (0.69%)
   Ford Motor Credit Unsubordinated;
      7.20%; 6/15/07                         250,000        250,792
   GMAC Medium-Term Notes;
      6.10%; 12/06/00                        250,000        245,545

                                                            496,337


                                         Total Bonds      2,526,191

U.S. Government Treasury Notes (20.57%)

   6.38%; 5/15/99                          2,000,000      2,010,000
   6.38%; 5/15/00                          4,500,000      4,516,875
   6.25%; 5/31/00                          1,500,000      1,500,938
   6.25%; 4/30/01                          1,750,000      1,745,625
   6.63%; 4/30/02                          1,350,000      1,362,235
   7.25%; 8/15/04                          3,500,000      3,648,750


                Total U.S. Government Treasury Notes     14,784,423


                Total Portfolio Investments (91.50%)     65,779,589

Cash and receivables, net of liabilities (8.50%)          6,112,483


                          Total Net Assets (100.00%)    $71,892,072



(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted Security - See Note 4 to the financial statements.

PRINCIPAL BALANCED FUND, INC.


                                            Shares
                                             Held           Value
Common Stocks (56.65%)

Auto & Home Supply Stores (0.51%)
   Autozone, Inc.                             24,900(a)$    586,706

Bakery Products (0.63%)
   Sara Lee Corp.                             17,100        711,788

Beverages (1.21%)
   Pepsico, Inc.                              32,000      1,202,000
   Universal Foods Corp.                       4,300        163,937

                                                          1,365,937
Commercial Banks (4.94%)
   BankBoston Corp.                           16,600      1,196,238
   Corestates Financial Corp.                 16,400        881,500
   First of America Bank Corp.                11,400        521,550
   Fleet Financial Group, Inc.                16,000      1,012,000
   NationsBank Corp.                          16,500      1,064,250
   PNC Financial Corp.                        22,000        915,750

                                                          5,591,288
Commercial Printing (0.53%)
   R. R. Donnelley & Sons Co.                 16,400        600,650

Communications Equipment (1.10%)
   Allen Telecom, Inc.                         4,200(a)      87,150
   DSC Communications Corp.                   17,400(a)     387,150
   General Instrument Corp.                   30,700(a)     767,500

                                                          1,241,800
Computer & Data Processing
Services (2.67%)
   Computer Associates International, Inc.    14,700        818,606
   Electronic Data Systems Corp.              32,700      1,340,700
   First Data Corp.                           19,600        861,175

                                                          3,020,481
Computer & Office Equipment (1.57%)
   Hewlett-Packard Co.                        12,400        694,400
   International Business
       Machines Corp.                         12,000      1,082,250

                                                          1,776,650
Consumer Products (0.35%)
   Philip Morris Cos., Inc.                    9,000        399,375

Crude Petroleum & Natural Gas (1.35%)
   Texaco, Inc.                               14,100      1,533,375

Department Stores (0.82%)
   Dillard, Inc., Class A                     26,900        931,412

Drug Stores & Proprietary
Stores (0.97%)
   Rite Aid Corp.                             22,000      1,097,250

Drugs (4.78%)
   Abbott Labs                                 9,600        640,800
   American Home Products Corp.               15,900      1,216,350
   Johnson & Johnson                          12,400        798,250
   Merck & Co., Inc.                          10,700      1,107,450
   Pharmacia & Upjohn, Inc.                   35,300      1,226,675
   Schering-Plough Corp.                       9,000        430,875

                                                          5,420,400
Electric Services (2.97%)
   Central & Southwest                        42,600        905,250
   Dominion Resources, Inc.                   13,600        498,100
   FPL Group, Inc.                            11,600        534,325
   Houston Industries, Inc.                   32,200        690,287
   Potomac Electric Power Co.                 16,400        379,250
   Southern Co.                               16,500        360,938

                                                          3,368,150
Electrical Industrial Apparatus (1.02%)
   Emerson Electric Co.                       20,900      1,150,806

Electronic Distribution
Equipment (0.88%)
   General Electric Co.                       15,200        993,700

Fats & Oils (1.34%)
   Archer Daniels Midland Co.                 64,595      1,517,983

General Industrial Machinery (0.71%)
   BW/IP Holdings, Inc., Class A               6,400        130,000
   Pall Corp.                                 28,900        671,925

                                                            801,925
Grain Mill Products (0.89%)
   Ralston-Ralston Purina Group               12,200      1,002,687

Greeting Cards (0.81%)
   American Greetings Corp.                   24,700        916,988

Grocery Stores (3.47%)
   Albertson's, Inc.                          38,400      1,401,600
   American Stores Co.                        22,600      1,115,875
   Sysco Corp.                                38,600      1,408,900

                                                          3,926,375
Household Furniture (1.12%)
   Masco Corp.                                30,500      1,273,375

Industrial Inorganic Chemicals (0.81%)
   Dow Chemical Co.                            6,600        575,025
   Eastman Chemical Co.                        5,450        346,075

                                                            921,100
Jewelry, Silverware & Plated
Ware (0.23%)
   Jostens, Inc.                               9,700        259,475

Life Insurance (0.73%)
   Lincoln National                           12,900        830,437

Management & Public Relations (1.36%)
   Cognizant Corp.                            20,900        846,450
   Dun & Bradstreet Corp.                     26,600        698,250

                                                          1,544,700
Meat Products (0.74%)
   Tyson Foods, Inc.                          43,600        833,850

Medical Instruments & Supplies (0.99%)
   St. Jude Medical, Inc.                     28,850(a)   1,125,150

Medical Service & Health
Insurance (1.49%)
   AON Corp.                                  13,125        679,219
   Foundation Health Systems, Inc., Class A   32,340(a)     980,306
   Physicians Corp. of America                 5,000(a)      31,875

                                                          1,691,400
Metal Forgings & Stampings (0.54%)
   Newell Co.                                 15,500        614,188

Miscellaneous Business Services (0.20%)
   Safety-Kleen Corp.                         13,600        229,500

Miscellaneous Electrical Equipment
& Supplies (0.79%)
   Motorola, Inc.                             11,800        896,800

Miscellaneous Shopping Goods
Stores (1.22%)
   Toys 'R' Us, Inc.                          39,400(a)   1,379,000

Motor Vehicles, Parts & Supplies (1.04%)
   Grainger (W. W.), Inc.                     15,000      1,172,812

Paper Mills (1.20%)
   Kimberly Clark Corp.                       27,400      1,363,150

Petroleum Refining (3.57%)
   Amoco Corp.                                 6,800        591,175
   Atlantic Richfield Co.                     23,200      1,635,600
   Exxon Corp.                                29,600      1,820,400

                                                          4,047,175
Plastic Materials & Synthetics (0.11%)
   Wellman, Inc.                               7,400        128,575

Sanitary Services (2.36%)
   Browning-Ferris Industries, Inc.           32,900      1,093,925
   Waste Management, Inc.                     49,100      1,577,338

                                                          2,671,263
Soap, Cleaners & Toilet Goods (0.98%)
   Avon Products                              15,700      1,107,831

Telephone Communication (1.78%)
   AT&T Corp.                                 32,700      1,146,544
   MCI Communications Corp.                   22,600        865,156

                                                          2,011,700
Variety Stores (1.87%)
   Dayton-Hudson Corp.                        15,200        808,450
   Wal-Mart Stores, Inc.                      38,700      1,308,544

                                                          2,116,994


                                 Total Common Stocks     64,174,201

Preferred Stocks (1.49%)

Motor Vehicles & Equipment (1.49%)
   Federal-Mogul Corp.
      Series D Convertible                     4,300(b)     417,100
   Ford Motor Co.
      Series A Convertible                    10,000      1,270,000


                              Total Preferred Stocks      1,687,100


                                           Principal
                                            Amount          Value
Bonds (0.77%)

Blast Furnace & Basic Steel
Products (0.19%)
   Quanex Corp. Convertible
      Subordinated Debentures;
       6.88%; 6/30/07                     $  200,000   $    213,500

Engines & Turbines (0.17%)
   Outboard Marine Corp. Convertible
      Subordinated Debentures;
      7.00%; 7/1/02                          200,000        198,500

Petroleum Refining (0.31%)
   Pennzoil Co. Senior Exchangeable
      Debentures; 6.50%; 1/15/03             200,000        350,000

Trucking & Courier Services, Ex.,
Air (0.10%)
   Builders Transport, Inc. Convertible
      Subordinated Debentures;
      6.50%; 5/1/11                          306,000(c)     116,663


                                         Total Bonds        878,663

U.S. Government Treasury Notes & Bonds (36.13%)

   5.13%; 2/28/98                         $2,500,000   $  2,489,845
   5.13%; 11/30/98                         3,000,000      2,966,250
   6.00%; 8/15/99                          1,100,000      1,097,250
   6.38%; 1/15/00                          1,900,000      1,910,094
   5.50%; 4/15/00                          3,500,000      3,437,658
   6.13%; 9/30/00                          3,500,000      3,483,595
   6.25%; 4/30/01                          4,000,000      3,990,000
   6.38%; 9/30/01                          2,000,000      2,000,626
   6.38%; 8/15/02                          3,000,000      2,998,125
   6.25%; 2/15/03                          3,000,000      2,976,564
   5.75%; 8/15/03                          4,800,000      4,635,000
   7.25%; 8/15/04                          1,500,000      1,563,750
   7.50%; 2/15/05                            800,000        846,500
   5.63%; 2/15/06                          3,600,000      3,380,627
   7.25%; 5/15/16                          1,000,000      1,042,813
   7.50%; 11/15/16                         1,000,000      1,068,750
   7.25%; 8/15/22                          1,000,000      1,043,438


   Total U. S. Government Treasury Notes & Bonds         40,930,885

Commercial Paper (4.20%)

Personal Credit Institutions (4.20%)
   Investment in Joint Trade Account;
      Associates Corp.;
      6.25%; 7/1/97                        4,756,669      4,756,669


                Total Portfolio Investments (99.24%)    112,427,518

Cash and receivables, net of liabilities (0.76%)            860,560


                          Total Net Assets (100.00%)   $113,288,078

(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted Security - See Note 4 to the financial statements.
(c)  Non-income producing security - Security in default.

PRINCIPAL BOND FUND, INC.


                                           Principal
                                            Amount          Value
Bonds (94.92%)

Air Transportation, Scheduled (1.38%)
   Federal Express Corp.,
      Pass-Through Cert.;
      7.96%; 3/28/17                      $  500,000    $   509,265
      7.58%; 7/2/19                          500,000        484,455

                                                            993,720
Aircraft & Parts (0.45%)
   Textron, Inc. Medium-Term Notes,
      Series C; 9.55%; 3/19/01               300,000        326,524

Auto & Home Supply Stores (0.83%)
   Pep Boys-Manny, Moe & Jack Notes;
      7.00%; 6/1/05                          600,000        596,289

Bakery Products (1.30%)
   Nabisco, Inc. Notes;
      7.05%; 7/15/07                         950,000        931,507

Beverages (2.38%)
   Joseph E. Seagram & Sons
      Guaranteed Debentures;
      8.88%; 9/15/11                       1,500,000      1,709,430

Broadwoven Fabric Mills,
Cotton (2.05%)
   Burlington Industries, Inc. Notes;
      7.25%; 9/15/05                       1,500,000      1,469,439

Cable & Other Pay TV
Services (1.41%)
   TCI Communications, Inc. Senior
      Notes; 8.00%; 8/1/05                 1,000,000      1,016,296

Combination Utility Services (0.37%)
   Public Service Electric & Gas
      Medium-Term Notes;
       8.16%; 5/26/09                        250,000        267,922

Computer & Office Equipment (2.80%)
   Seagate Technology, Inc.
      Senior Notes;
       7.37%; 3/1/07                       2,000,000      2,014,682

Consumer Products (1.11%)
   Philip Morris Cos. Notes;
      6.80%; 12/1/03                         500,000        491,617
   RJR Nabisco Capital Corp. Senior
      Notes; 8.75%; 4/15/04                  300,000        306,375

                                                            797,992
Copper Ores (0.43%)
   Asarco, Inc. Notes; 7.38%; 2/1/03         300,000        305,980

Crude Petroleum & Natural Gas (1.10%)
   Occidental Petroleum Corp.
      Medium-Term Notes;
      9.73%; 6/15/01                         250,000        274,540
   Union Oil of California
      Medium-Term Notes;
      7.77%; 4/19/05                         500,000        518,362

                                                            792,902
Deep Sea Foreign Transportation of
Freight (1.36%)
   American President Cos., Ltd.
      Senior Notes; 7.13%; 11/15/03        1,000,000        976,233

Department Stores (3.26%)
   Harcourt General, Inc. Subordinated
      Notes; 9.50%; 3/15/00                  350,000        372,753
   J. C. Penney Co., Inc. Medium-
      Term Notes, Series A;
      6.88%; 10/15/15                      1,500,000      1,382,101
   Sears Roebuck Co. Medium-Term
      Notes; 9.05%; 2/6/12                   500,000        584,339

                                                          2,339,193
Drug Stores & Proprietary
Stores (1.89%)
   Rite Aid Corp. Senior Debentures;
      6.88%; 8/15/13                       1,500,000      1,359,607

Eating & Drinking Places (2.15%)
   Marriott International, Inc.
      Notes; 6.75%; 12/15/03                 200,000        196,802
      Senior Notes; 7.88%; 4/15/05         1,300,000      1,347,573

                                                          1,544,375
Electric Services (1.89%)
   Cleveland Electric Illuminating Co.
      First Mortgage Bonds;
      8.75%; 11/15/05                        400,000        404,584
   Southern California Edison Co.
      Notes; 6.38%; 1/15/06                1,000,000        954,700

                                                          1,359,284
Engines & Turbines (1.33%)
   Brunswick Corp. Debentures;
      7.38%; 9/1/23                        1,000,000        954,353

Fabricated Rubber Products,
NEC (0.39%)
   M. A. Hanna Co. Senior Notes;
      9.38%; 9/15/03                         250,000        277,063

Farm & Garden Machinery (1.96%)
   Case Corp. Notes; 7.25%; 1/15/16        1,500,000      1,410,456

Gas Production & Distribution (1.65%)
   Enron Corp. Notes;
      7.13%; 5/15/07                         750,000        751,553
   Transco Energy Co. Notes;
      9.38%; 8/15/01                         400,000        435,292

                                                          1,186,845
General Government, NEC (1.45%)
   Ontario Hydro Debentures;
      7.45%; 3/31/13                         500,000        510,865
   Province of Saskatchewan, Canada
      Global Notes; 8.00%; 2/1/13            500,000        532,445

                                                          1,043,310
Gold & Silver Ores (1.03%)
   Placer Dome, Inc. Notes;
      7.13%; 6/15/07                         750,000        737,158

Grain Mill Products (1.40%)
   Ralston Purina Co. Debentures;
      7.75%; 10/1/15                       1,000,000      1,007,847

Groceries & Related Products (1.99%)
   Supervalu, Inc. Medium-Term Notes,
      Series B; 6.49%; 12/12/05            1,500,000      1,430,448

Grocery Stores (1.43%)
   Food Lion, Inc. Notes;
      7.55%; 4/15/07                       1,000,000      1,025,108

Highway & Street Construction (2.57%)
   Foster Wheeler Corp. Notes;
       6.75%; 11/15/05                     1,900,000      1,846,811

Hospitals (0.77%)
   Columbia/HCA Healthcare Corp.
      Medium-Term Notes;
      8.70%; 2/10/10                         500,000        550,214

Hotels & Motels (2.13%)
   Hilton Hotels Corp. Notes;
      7.70%; 7/15/02                       1,500,000      1,526,481

Household Appliances (0.77%)
   Maytag Corp. Medium-Term Notes;
      8.62%; 11/15/07                        500,000        550,332

Household Furniture (0.68%)
   Masco Corp. Debentures;
      7.13%; 8/15/13                         500,000        486,560

Industrial Inorganic Chemicals (3.16%)
   FMC Corp.
      Debentures; 7.75%; 7/1/11            1,500,000      1,553,754
      Senior Notes; 6.38%; 9/1/03            200,000        194,695
   Grace (W.R.) & Co. Guaranteed
      Notes; 8.00%; 8/15/04                  500,000        523,950

                                                          2,272,399
Life Insurance (1.33%)
   John Hancock Mutual Life Insurance Co.
      Surplus Notes; 7.38%; 2/15/24        1,000,000(a)     952,495

Lumber & Construction
Materials (2.29%)
   Crane Co. Notes; 8.50%; 3/15/04         1,524,000      1,642,581

Machinery, Equipment &
Supplies (1.02%)
   AAR Corp. Notes; 7.25%; 10/15/03          750,000        732,981

Millwork, Plywood & Structural
Members (1.54%)
   Georgia-Pacific Corp.
      Debentures; 9.50%; 12/1/11             100,000        118,060
      Senior Debentures; 7.70%; 6/15/15    1,000,000        988,501

                                                          1,106,561
Miscellaneous Amusement, Recreation
Services (1.98%)
   Circus Circus Enterprises Senior Notes;
      6.45%; 2/1/06                        1,500,000      1,418,856

Miscellaneous Chemical
Products (0.55%)
   Ferro Corp. Senior Debentures;
      7.63%; 5/1/13                          400,000        396,990

Miscellaneous Investing (2.44%)
   Washington Real Estate Investment
      Trust Senior Notes;
      7.25%; 8/13/06                       1,000,000        997,947
   Weingarten Realty Investors
      Medium-Term Notes;
      7.29%; 5/23/05                         750,000        757,543

                                                          1,755,490
Miscellaneous Metal Ores (1.61%)
   Amax, Inc. Notes; 9.88%; 6/13/01          100,000        109,915
   Cyprus Amax Minerals Notes;
      7.38%; 5/15/07                         650,000        654,540
   Cyprus Minerals Co. Notes;
      10.13%; 4/1/02                         350,000        393,984

                                                          1,158,439
Motion Picture Production &
Services (0.50%)
   Columbia Pictures Entertainment, Inc.
      Senior Subordinated Notes;
      9.88%; 2/1/98                          350,000        357,490

Motor Vehicles & Equipment (1.15%)
   TRW, Inc. Medium-Term Notes;
      9.25%; 12/30/11                        700,000        823,317

Newpapers (2.23%)
   News America Holdings, Inc.
      Guaranteed Senior Notes;
      8.50%; 2/15/05                       1,500,000      1,599,129

Oil & Gas Field Services (2.82%)
   Petroleum Geo-Services ASA
      Notes; 7.50%; 3/31/07                2,000,000      2,023,044

Operative Builders (2.15%)
   Pulte Corp. Senior Notes;
      8.38%; 8/15/04                       1,000,000      1,050,536
      7.30%; 10/24/05                        500,000        492,583

                                                          1,543,119
Paper Mills (2.71%)
   Bowater, Inc. Debentures;
      9.38%; 12/15/21                        200,000        235,073
   Champion International Corp. Notes;
      9.88%; 6/1/00                          250,000        271,106
      7.10%; 9/1/05                          875,000        876,035
   Potlatch Corp. Medium-Term Notes;
      8.75%; 1/14/22                         500,000        563,155

                                                          1,945,369
Personal Credit Institutions (1.42%)
   General Motors Acceptance Corp.
      Medium-Term Notes;
      8.25%; 2/24/04                         500,000        533,056
      Notes; 6.63%; 10/15/05                 500,000        483,703

                                                          1,016,759
Petroleum Refining (3.90%)
   Ashland Oil, Inc. Medium-Term Notes;
      7.71%; 5/11/07                         500,000        517,125
      7.73%; 7/15/13                         250,000        254,112
      Series F; 8.54%; 1/13/05               250,000        270,928
   Pennzoil Co. Debentures;
      10.13%; 11/15/09                       325,000        397,427
   Phillips Petroleum Co. Notes;
      9.38%; 2/15/11                         500,000        595,241
   Sun Co., Inc.
      Debentures; 9.00%; 11/1/24             500,000        562,308
      Notes; 7.13%; 3/15/04                  200,000        200,445

                                                          2,797,586
Plastic Materials & Synthetics (2.70%)
   Geon Co. Notes;
      6.88%; 12/15/05                      2,000,000      1,937,094

Primary Nonferrous Metals (0.93%)
   Reynolds Metals Co.
      Medium-Term Notes;
      8.34%; 5/22/07                         500,000        538,030
      7.65%; 2/4/08                          125,000        128,476

                                                            666,506
Pulp Mills (0.30%)
   International Paper Co. Medium-Term
      Notes; 9.70%; 8/15/00                  200,000        216,817

Railroads (1.33%)
   Union Pacific Corp. Notes;
      6.40%; 2/1/06                        1,000,000        955,604

Refrigeration & Service
Machinery (0.52%)
   Westinghouse Electric Corp.
      Debentures; 8.63%; 8/1/12              350,000        370,629

Rental of Railroad Cars (1.45%)
   Gatx Capital Corp. Medium-Term
      Notes, Series C; 6.86%; 10/13/05     1,000,000        978,639
   Signal Capital Corp. Equipment Trust
      Cert.; 9.95%; 2/1/06                    64,000         66,044

                                                          1,044,683
Sanitary Services (1.51%)
   Laidlaw, Inc. Senior Notes;
      7.88%; 4/15/05                       1,045,000      1,084,410

Sawmills & Planning Mills (1.10%)
   MacMillan Bloedel Delaware
      Guaranteed Notes; 8.50%; 1/15/04       750,000        789,240

Security Brokers & Dealers (2.77%)
   Lehman Brothers, Inc.
      Senior Subordinated Notes;
      7.38%; 1/15/07                       2,000,000      1,989,016

Telephone Communication (3.48%)
   Sprint Corp. Notes; 8.13%; 7/15/02        500,000        526,706
   U.S. West Capital Funding, Inc.
      Medium-Term Notes;
       6.83%; 11/15/07                     1,000,000        970,544
      Notes; 7.30%; 1/15/07                1,000,000      1,001,596

                                                          2,498,846
Variety Stores (0.32%)
   Dayton-Hudson Corp. Debentures;
      9.63%; 2/1/08                          150,000        175,903
   Dayton-Hudson Corp. Sinking Fund
      Debentures; 9.50%; 10/15/16             55,000         55,909

                                                            231,812


                                         Total Bonds     68,161,623

Commercial Paper (3.07%)

Personal Credit Institutions (3.07%)
   Investment in Joint Trade Account;
      Associates Corp.;
      6.25%; 7/1/97                        2,208,864      2,208,864


                Total Portfolio Investments (97.99%)     70,370,487

Cash, receivables and other assets,
   net of liabilities (2.01%)                             1,441,278


                          Total Net Assets (100.00%)    $71,811,765

(a)   Restricted Security - See Note 4 to the financial statements.

PRINCIPAL CAPITAL ACCUMULATION
FUND, INC.


                                            Shares
                                             Held           Value
Common Stocks (96.76%)

Beverages (3.28%)
   Anheuser Busch Cos., Inc.                 135,000   $  5,661,563
   Pepsico, Inc.                              49,000      1,840,562
   Universal Foods Corp.                      17,200        655,750

                                                          8,157,875
Combination Utility Services (1.51%)
   Cinergy Corp.                              58,200      2,026,088
   Montana Power Co.                          75,000      1,739,062

                                                          3,765,150
Commercial Banks (14.88%)
   Banc One Corp.                            123,940      6,003,344
   BankBoston Corp.                           38,300      2,759,994
   Comerica, Inc.                             95,000      6,460,000
   Corestates Financial Corp.                111,000      5,966,250
   First of America Bank Corp.                43,050      1,969,537
   KeyCorp                                   103,000      5,755,125
   NationsBank Corp.                          36,800      2,373,600
   Summit Bancorp.                           115,000      5,764,375

                                                         37,052,225
Commercial Printing (1.47%)
   R. R. Donnelley & Sons Co.                100,000      3,662,500

Communications Equipment (1.54%)
   Allen Telecom, Inc.                        16,000(a)     332,000
   DSC Communications Corp.                   52,800(a)   1,174,800
   General Instrument Corp.                   92,800(a)   2,320,000

                                                          3,826,800
Computer & Office Equipment (2.27%)
   Hewlett-Packard Co.                        33,400      1,870,400
   International Business
      Machines Corp.                          42,000      3,787,875

                                                          5,658,275
Crude Petroleum & Natural Gas (1.72%)
   Texaco, Inc.                               39,400      4,284,750

Drug Stores & Proprietary
Stores (1.16%)
   Rite Aid Corp.                             58,000      2,892,750

Drugs (6.70%)
   Abbott Labs                                48,000      3,204,000
   American Home Products Corp.               45,000      3,442,500
   Merck & Co., Inc.                          37,000      3,829,500
   Pharmacia & Upjohn, Inc.                  179,000      6,220,250

                                                         16,696,250
Electric Services (3.77%)
   Dominion Resources, Inc.                   44,400      1,626,150
   FPL Group, Inc.                            38,500      1,773,406
   Houston Industries, Inc.                  231,000      4,952,063
   Potomac Electric Power Co.                 45,000      1,040,625

                                                          9,392,244
Electrical Industrial Apparatus (1.20%)
   Emerson Electric Co.                       54,180      2,983,286

Electronic Distribution
Equipment (1.31%)
   General Electric Co.                       50,000      3,268,750

Farm & Garden Machinery (2.39%)
   Tenneco, Inc.                             131,600      5,946,675

Fats & Oils (1.75%)
   Archer Daniels Midland Co.                185,010      4,347,735

General Industrial Machinery (1.68%)
   Pall Corp.                                180,100      4,187,325

Grain Mill Products (0.94%)
   Ralston-Ralston Purina Group               28,600      2,350,562

Greeting Cards (2.67%)
   American Greetings Corp.                  179,000      6,645,375

Grocery Stores (3.01%)
   Albertson's, Inc.                          40,600      1,481,900
   American Stores Co.                        60,000      2,962,500
   Sysco Corp.                                83,400      3,044,100

                                                          7,488,500
Household Furniture (2.49%)
   Masco Corp.                               148,200      6,187,350

Industrial Inorganic
Chemicals (1.15%)
   Dow Chemical Co.                           22,000      1,916,750
   Eastman Chemical Co.                       14,900        946,150

                                                          2,862,900
Industrial Organic Chemicals (0.56%)
   Ethyl Corp.                               150,000      1,387,500

Jewelry, Silverware & Plated
Ware (0.34%)
   Jostens, Inc.                              31,700        847,975

Life Insurance (2.45%)
   American General Corp.                    128,000      6,112,000

Management & Public
Relations (2.94%)
   Cognizant Corp.                            44,900      1,818,450
   Dun & Bradstreet Corp.                    209,900      5,509,875

                                                          7,328,325
Meat Products (1.01%)
   Tyson Foods, Inc.                         132,000      2,524,500

Medical Instruments &
Supplies (0.83%)
   St. Jude Medical, Inc.                     53,100(a)   2,070,900

Medical Service & Health
Insurance (1.56%)
   AON Corp.                                  46,575      2,410,256
   Foundation Health Systems, Inc.,
      Class A                                 48,620(a)   1,473,794

                                                          3,884,050
Metal Forgings & Stampings (1.02%)
   Newell Co.                                 64,000      2,536,000

Miscellaneous Electrical Equipment &
Supplies (0.96%)
   Motorola, Inc.                             31,400      2,386,400

Miscellaneous Shopping Goods
Stores (1.53%)
   Toys 'R' Us, Inc.                         108,700(a)   3,804,500

Motor Vehicles, Parts &
Supplies (1.14%)
   Grainger (W. W.), Inc.                     36,400      2,846,025

Newspapers (0.81%)
   Dow Jones & Co., Inc.                      50,000      2,009,375

Paper Mills (1.25%)
   Kimberly Clark Corp.                       62,800      3,124,300

Petroleum Refining (4.98%)
   Atlantic Richfield Co.                     80,000      5,640,000
   Chevron Corp.                              30,000      2,218,125
   Exxon Corp.                                74,000      4,551,000

                                                         12,409,125
Photographic Equipment &
Supplies (2.31%)
   Eastman Kodak Co.                          75,000      5,756,250

Rental of Railroad Cars (2.55%)
   GATX Corp.                                110,000      6,352,500

Sanitary Services (3.75%)
   Browning-Ferris Industries, Inc.          173,900      5,782,175
   Waste Management, Inc.                    110,600      3,553,025

                                                          9,335,200
Soap, Cleaners, & Toilet Goods (1.60%)
   Avon Products                              56,600      3,993,838

Telephone Communication (5.27%)
   AT&T Corp.                                 52,000      1,823,250
   Southern New England Telecom              125,000      4,859,375
   US West Communications Group              171,000      6,444,562

                                                         13,127,187
Variety Stores (3.01%)
   Dayton-Hudson Corp.                        61,000      3,244,438
   Wal-Mart Stores, Inc.                     126,000      4,260,375

                                                          7,504,813


                                 Total Common Stocks    240,998,040


                                           Principal
                                            Amount          Value
Commercial Paper (1.45%)

Personal Credit Institutions (1.45%)
   Investment in Joint Trade Account;
      Associates Corp.; 6.25%; 7/1/97     $3,618,353   $  3,618,353


                Total Portfolio Investments (98.21%)    244,616,393

Cash and receivables, net of liabilities (1.79%)          4,460,712


                          Total Net Assets (100.00%)   $249,077,105

(a) Non-income producing security - No dividend paid during the past twelve months.


PRINCIPAL EMERGING GROWTH FUND, INC.


                                            Shares
                                             Held           Value
Common Stocks (86.05%)

Blast Furnace & Basic Steel
Products (0.70%)
   Lukens, Inc.                               67,300  $   1,266,081

Carpets & Rugs (0.59%)
   Shaw Industries, Inc.                      99,300      1,055,063

Chemicals & Allied Products (0.39%)
   Sigma-Aldrich Corp.                        20,000        701,250

Commercial Banks (7.34%)
   First Commerce Corp.                       17,600        774,400
   First Federal Capital Corp.                60,997      1,494,426
   Independent Bank Corp. Michigan            39,690      1,136,126
   Mercantile Bancorp., Inc.                  20,960      1,273,320
   Merchants Bancorp., Inc.                   21,500        822,375
   National City Corp.                        20,100      1,055,250
   NationsBank Corp.                           7,960        513,420
   North Fork Bancorp., Inc.                 118,080      2,523,960
   Peoples Heritage Financial
      Group, Inc.                             48,000      1,818,000
   Princeton National Bancorp., Inc.          36,000        666,000
   Summit Bancorp.                            22,900      1,147,863

                                                         13,225,140
Commercial Printing (0.45%)
   Merrill Corp.                              22,300        811,163

Computer & Data Processing
Services (10.25%)
   American Management Systems, Inc.          50,000(a)   1,337,500
   Bitstream                                 102,000(a)     280,500
   Cadence Design Systems, Inc.               80,000(a)   2,680,000
   Cerner Corp.                              116,200(a)   2,440,200
   HBO & Co.                                  35,500      2,445,062
   Microsoft Corp.                            29,600(a)   3,740,700
   National Processing, Inc.                  21,300(a)     218,325
   Sunquest Information Systems, Inc.         97,300(a)   1,459,500
   Synopsys, Inc.                            105,000(a)   3,858,750

                                                         18,460,537
Computer & Office Equipment (4.24%)
   Ascend Communications                      70,000(a)   2,756,250
   EMC Corp.                                  81,700(a)   3,186,300
   Optika Imaging Systems                     75,000(a)     375,000
   Seagate Technology                          4,000(a)     140,750
   Systemsoft Corp.                          110,000(a)   1,182,500

                                                          7,640,800
Construction & Related
Machinery (2.85%)
   EVI, Inc.                                 122,000(a)   5,124,000

Crude Petroleum & Natural
Gas (1.22%)
   Devon Energy Corp.                         60,000      2,205,000

Dairy Products (0.40%)
   Dreyer's Grand Ice Cream, Inc.             18,200        718,900

Drugs (1.89%)
   Alliance Pharmaceutical Corp.              30,000(a)     301,875
   Forest Laboratories, Inc.                  17,400(a)     721,013
   Genzyme Corp. - General Division            7,182(a)     199,300
   Merck & Co., Inc.                          10,000      1,035,000
   Pharmacia & Upjohn, Inc.                   32,400      1,125,900
   Seragen, Inc.                              20,000(a)      20,000

                                                          3,403,088
Electronic Components &
Accessories (6.40%)
   Intel Corp.                                37,900      5,374,694
   Linear Technology Corp.                    46,800      2,421,900
   Solectron Corp.                            53,100(a)   3,720,319

                                                         11,516,913
Engineering & Architectural
Services (0.96%)
   Paychex, Inc.                              45,600      1,732,800

Family Clothing Stores (0.05%)
   Gadzooks, Inc.                              5,000(a)      97,500

Finance Services (1.39%)
   First Financial Corp.                      85,250      2,504,219

Fire, Marine, & Casualty
Insurance (1.59%)
   Berkley W.R. Corp.                         48,500      2,855,437

Footwear, Except Rubber (0.61%)
   Nine West Group, Inc.                      28,900(a)   1,103,619

General Industrial Machinery (4.37%)
   Flow International Corp.                  101,500(a)     989,625
   Kaydon Corp.                               45,600      2,262,900
   Pentair, Inc.                              54,600      1,794,975
   Roper Industries, Inc.                     54,500      2,827,188

                                                          7,874,688
Grocery Stores (0.77%)
   Casey's General Stores, Inc.               64,500      1,388,766

Holding Offices (0.76%)
   ISB Financial Corp.                        52,400      1,362,400

Hose, Belting, Gaskets &
Packing (1.09%)
   Mark IV Industries                         81,818      1,963,632

Hospitals (1.87%)
   Humana, Inc.                               62,300(a)   1,440,687
   Universal Health Services, Inc.,
      Class B                                 50,000(a)   1,925,000

                                                          3,365,687
Household Appliances (1.02%)
   Maytag Corp.                               70,000      1,828,750

Industrial Machinery, NEC (1.08%)
   Coltec Industries                         100,000(a)   1,950,000

Insurance Agents, Brokers &
Services (1.23%)
   Equifax, Inc.                              59,400      2,208,937

Investment Offices (1.21%)
   AMVESCAP PLC Sponsored ADS                 37,560      2,187,870

Iron & Steel Foundries (0.28%)
   Atchison Casting Corp.                     30,000(a)     498,750

Laundry, Cleaning & Garment
Services (0.77%)
   G & K Services, Inc., Class A              37,225      1,386,631

Measuring & Controlling
Devices (1.57%)
   ISCO, Inc.                                 22,513        196,984
   Millipore Corp.                            49,100      2,160,400
   Photon Dynamics                            73,600(a)     478,400

                                                          2,835,784
Meat Products (0.98%)
   Michael Foods, Inc.                        95,200      1,761,200

Medical Instruments & Supplies (3.20%)
   Boston Scientific Corp.                    35,200(a)   2,162,600
   Nellcor Puritan Bennett                    84,000(a)   1,522,500
   Steris Corp.                               55,700(a)   2,081,787

                                                          5,766,887
Medical Service & Health
Insurance (5.07%)
   Alternative Living Services                93,700(a)   2,102,394
   Foundation Health Systems, Inc.,
      Class A                                104,850(a)   3,178,266
   Orthofix International NV                  77,600(a)     805,100
   Pacificare Health Systems, Inc., Class A      190(a)      11,507
   Pacificare Health Systems, Inc., Class B   20,598(a)   1,315,697
   Patient InfoSystems, Inc.                  59,000(a)     265,500
   United Healthcare Corp.                    27,900      1,450,800

                                                          9,129,264
Metal Services, NEC (1.56%)
   BMC Industries, Inc.                       81,900      2,805,075

Miscellaneous Apparel &
Accessories (0.63%)
   Designer Holdings, Ltd.                   112,000(a)   1,141,000

Miscellaneous Chemical
Products (1.70%)
   Cytec Industries                           48,200(a)   1,801,475
   H. B. Fuller Co.                           23,000      1,265,000

                                                          3,066,475
Mortgage Bankers & Brokers (1.19%)
   Money Store, Inc.                          75,000      2,151,562

Non-Store Retailers (1.19%)
   U.S. Office Products Co.                   70,000(a)   2,139,375

Office Furniture (0.98%)
   Chromcraft Revington, Inc.                 36,200(a)   1,036,225
   Kimball International, Inc., Class B       18,200        732,550

                                                          1,768,775
Oil & Gas Field Services (1.59%)
   Diamond Offshore Drilling                  36,700(a)   2,867,188

Operative Builders (1.12%)
   D. R. Horton, Inc.                        151,200      1,568,700
   Pulte Corp.                                12,621        436,213

                                                          2,004,913
Paints & Allied Products (0.73%)
   RPM, Inc.                                  71,700      1,317,488

Plastic Materials & Synthetics (0.70%)
   A. Schulman, Inc.                          51,000      1,255,875

Plumbing, Heating,
Air-Conditioning (1.40%)
   Apogee Enterprises, Inc.                  114,000      2,451,000
   Metalclad Corp.                            45,600(a)      69,825

                                                          2,520,825
Refrigeration & Service
Machinery (0.48%)
   Tecumseh Products Co., Class A             14,400        862,200

Sanitary Services (0.99%)
   Browning-Ferris Industries, Inc.           46,600      1,549,450
   USA Waste Services, Inc.                    5,847(a)     225,840

                                                          1,775,290
Savings Institutions (0.52%)
   Sterling Financial Corp.                   49,900(a)     929,388

Screw Machine Products, Bolts,
Etc. (0.90%)
   TriMas Corp.                               57,500      1,617,187

Security Brokers & Dealers (0.84%)
   Jefferies Group, Inc.                      26,400      1,504,800

Telephone Communication (1.53%)
   McLeod, Inc.                               81,500(a)   2,750,625

Toys & Sporting Goods (0.97%)
   Mattel, Inc.                               51,700      1,751,338

Trucking & Courier Services, Ex.
Air (0.44%)
   J. B. Hunt Transport Services, Inc.        53,500        795,812


                                 Total Common Stocks    154,955,947

Preferred Stock (0.15%)

Medical Service & Health
Insurance (0.15%)
   Pacificare Health Systems, Inc.
      Series A Convertible                    10,000        268,750


                                           Principal
                                            Amount          Value
Bonds (1.12%)

Computer & Data Processing
Services (0.20%)
   Sierra On Line Convertible
       Subordinated Debentures;
       6.50%; 4/1/01                      $  110,000(b) $   368,638

Industrial Inorganic Chemicals (0.30%)
   Ciba-Geigy Corp. Exchangeable
      Subordinated Debentures;
      6.25%; 3/15/16                         150,000(b)     150,187
   ICN Pharmaceuticals, Inc. Convertible
      Subordinated Debentures;
      8.50%; 11/15/99                        300,000        388,500

                                                            538,687
Management & Public Relations (0.56%)
   Complete Management, Inc. Convertible
      Debentures; 8.00%; 12/15/03          1,000,000        995,000

Sanitary Services (0.06%)
   Enclean, Inc. Convertible Subordinated
      Debentures; 7.50%; 8/1/01              100,000        102,426


                                         Total Bonds      2,004,751

Commercial Paper (12.58%)

Business Credit Institutions (3.10%)
   American Express Credit Corp.;
      5.55%; 7/16/97                         400,000        399,075
      5.54%; 7/21/97                       5,200,000      5,183,996

                                                          5,583,071
Personal Credit Institutions (8.60%)
   Investment in Joint Trade Account;
      Associates Corp.; 6.25%; 7/1/97      8,959,254      8,959,254
   Ford Motor Credit Co.;
      5.47%; 7/2/97                        4,325,000      4,324,343
      5.45%; 7/7/97                          975,000        974,114
      5.54%; 7/28/97                       1,225,000      1,219,910
                                                         15,477,621
Security Brokers & Dealers (0.88%)
   Merrill Lynch & Co., Inc.;
      5.57%; 7/14/97                       1,600,000      1,596,782


                              Total Commercial Paper     22,657,474


                Total Portfolio Investments (99.90%)    179,886,922

Cash and receivables, net of liabilities (0.10%)            184,892


                          Total Net Assets (100.00%)   $180,071,814

(a) Non-income producing security - No dividend paid during the past twelve months.
(b)  Restricted Security - See Note 4 to the financial statements.

PRINCIPAL GOVERNMENT SECURITIES
FUND, INC.


          Description of Issue             Principal

     Type        Rate        Maturity       Amount         Value
Government National Mortgage Association (GNMA)
Certificates (32.10%)

GNMA I          6.50%   5/15/26           $   988,983   $   946,892
GNMA I          7.00    1/15/24-2/15/27     1,835,482     1,807,245
GNMA I          7.50    1/15/27               988,383       995,905
GNMA I          8.00    10/15/16-6/15/17    1,357,455     1,409,495
GNMA II         6.00    5/20/24-3/20/27    19,833,224    18,342,727
GNMA II         6.50    12/20/25-2/20/26    3,848,516     3,670,885


                             Total GNMA Certificates     27,173,149

Federal National Mortgage Association (FNMA)
Certificates (19.51%)

FNMA            5.50    5/1/24              1,166,590     1,043,363
FNMA            6.00    11/1/23-3/1/26      3,924,532     3,656,724
FNMA            6.50    11/1/23-6/1/26      7,393,495     7,094,031
FNMA            7.00    8/1/23-2/1/27       2,738,226     2,688,031
FNMA            7.50    4/1/22              1,021,754     1,030,919
FNMA            7.50    TBA*                1,000,000     1,002,720


                             Total FNMA Certificates     16,515,788

Federal Home Loan Mortgage Corporation (FHLMC) Certificates (15.23%)

FHLMC           5.50    2/1/24-3/1/24     $ 1,392,860   $ 1,269,262
FHLMC           6.00    12/1/23-1/1/26      2,776,930     2,591,983
FHLMC           6.50    4/1/24-5/1/26       5,172,481     4,970,007
FHLMC           7.00    9/1/23-1/1/24       2,497,922     2,466,473
FHLMC           7.50    2/1/22-6/1/24       1,583,695     1,599,496


                            Total FHLMC Certificates     12,897,221


                                           Principal
                                            Amount          Value
Student Loan Marketing Association (SLMA)
Certificates (16.24%)

Student Loan Marketing Association
   Debentures;
   7.30%; 8/1/12                          $10,000,000   $10,318,450
   8.47%; 12/1/08                           1,000,000     1,127,978
   9.15%; 12/1/04                           1,200,000     1,364,346
   Notes; 6.13%; 12/1/05                      560,000       535,754
   Notes; 9.25%; 6/1/04                       350,000       397,706


                             Total SLMA Certificates     13,744,234

Private Export Funding Corporation (PEFCO)
Certificates (15.56%)

Private Export Funding Corp.
   Secured Notes;
   6.62%; 10/1/05                           2,000,000     1,975,240
   9.45%; 12/31/99                          4,500,000     4,824,810
   Series SS, Senior Secured Notes;
   5.50%; 3/15/01                           3,325,000     3,219,331
   5.80%; 2/1/04                            2,200,000     2,136,090
   7.03%; 10/31/03                          1,000,000     1,019,090


                            Total PEFCO Certificates     13,174,561


                Total Portfolio Investments (98.64%)     83,504,953

Cash and receivables, not of liabilities (1.36%)          1,151,155


                          Total Net Assets (100.00%)    $84,656,108

*  Securities purchased on a to-be-announced basis.


PRINCIPAL GROWTH FUND, INC.


                                            Shares
                                             Held           Value
Common Stocks (82.78%)

Advertising (1.17%)
   Interpublic Group of Cos., Inc.            25,300  $   1,551,206

Beverages (1.64%)
   Coca-Cola Co.                               8,800        594,000
   Pepsico, Inc.                              42,100      1,581,381

                                                          2,175,381
Blast Furnace & Basic Steel
Products (0.48%)
   Lukens, Inc.                               33,600        632,100

Carpets & Rugs (0.44%)
   Shaw Industries, Inc.                      54,800        582,250

Cash Grains (1.66%)
   Pioneer Hi-Bred International              27,400      2,192,000

Commercial Banks (5.50%)
   Banc One Corp.                             16,500        799,219
   BankBoston Corp.                           11,000        792,687
   Barnett Banks Inc.                         10,000        525,000
   CoreStates Financial Corp.                 12,300        661,125
   First of America Bank Corp.                17,550        802,913
   Firstar Corp.                              30,000        915,000
   FirstMerit Corp.                           14,600        700,800
   NationsBank Corp.                          24,402      1,573,929
   Princeton National Bancorp., Inc.          27,300        505,050

                                                          7,275,723
Communications Equipment (3.91%)
   General Instrument Corp.                   75,800(a)   1,895,000
   Northern Telecom Ltd.                      18,700      1,701,700
   Octel Communications Corp.                 67,200(a)   1,575,000

                                                          5,171,700
Computer & Data Processing
Services (2.87%)
   GTECH Holdings Corp.                       47,800(a)   1,541,550
   Microsoft Corp.                            17,800(a)   2,249,475

                                                          3,791,025
Computer & Office Equipment (4.16%)
   Automatic Data Processing, Inc.            20,000        940,000
   Ceridian Corp.                             37,400(a)   1,580,150
   Digital Equipment Corp.                    30,800(a)   1,091,475
   Hewlett-Packard Co.                        27,500      1,540,000
   Pitney Bowes, Inc.                          5,000        347,500

                                                          5,499,125
Department Stores (0.46%)
   May Department Stores                      12,800        604,800

Drugs (8.40%)
   Alliance Pharmaceutical Corp.              10,000(a)     100,625
   Bristol-Myers Squibb Co.                   20,000      1,620,000
   Forest Laboratories, Inc.                  32,600(a)   1,350,863
   Genzyme Corp. - General Division            9,500(a)     263,625
   Johnson & Johnson                          20,000      1,287,500
   Lilly (Eli) & Co.                          20,000      2,186,250
   Merck & Co., Inc.                          14,600      1,511,100
   Pharmacia & Upjohn, Inc.                   27,500        955,625
   Smithkline Beecham PLC ADR                 20,000      1,832,500

                                                         11,108,088
Eating & Drinking Places (1.42%)
   Marriott International, Inc.               25,000      1,534,375
   McDonald's Corp.                            7,000        338,187

                                                          1,872,562
Electrical Goods (0.54%)
   Avnet, Inc.                                12,500        718,750

Electronic Components &
Accessories (3.33%)
   Intel Corp.                                17,300      2,453,356
   Linear Technology Corp.                    37,800      1,956,150

                                                          4,409,506
Electronic Distribution
Equipment (0.49%)
   General Electric Co.                       10,000        653,750

Federal & Federally Sponsored
Credit (0.36%)
   Federal National Mortgage Association      11,000        479,875

Footwear, Except Rubber (1.65%)
   Stride Rite Corp.                         169,300      2,179,738

General Industrial Machinery (2.77%)
   Ingersoll-Rand Co.                         20,400      1,259,700
   Tyco International Ltd.                    34,500      2,399,906

                                                          3,659,606
Grain Mill Products (1.03%)
   General Mills, Inc.                         2,445        159,231
   Ralston-Ralston Purina Group               14,600      1,199,937

                                                          1,359,168
Grocery Stores (0.35%)
   Casey's General Stores, Inc.               21,200        456,463

Hose, Belting, Gaskets &
Packing (1.11%)
   Mark IV Industries                         61,425      1,474,200

Hospitals (2.41%)
   Columbia/HCA Healthcare Corp.              24,900        978,881
   Humana, Inc.                               45,500(a)   1,052,188
   Universal Health Services, Inc.,
      Class B                                 30,000(a)   1,155,000

                                                          3,186,069
Household Furniture (1.10%)
   Masco Corp.                                34,900      1,457,075

Investment Offices (1.11%)
   AMVESCAP PLC Sponsored ADS                 25,200      1,467,900

Knitting Mills (0.22%)
   Russell Corp.                              10,000        296,250

Lumber & Other Building
Materials (1.43%)
   Home Depot, Inc.                           27,400      1,888,888

Management & Public Relations (1.49%)
   Dun & Bradstreet Corp.                      5,000        131,250
   Medaphis Corp.                            183,000(a)   1,841,437

                                                          1,972,687
Medical Instruments & Supplies (3.64%)
   Becton, Dickinson & Co.                    20,000      1,012,500
   Boston Scientific Corp.                    41,100(a)   2,525,081
   Nellcor Puritan Bennett                    70,200(a)   1,272,375

                                                          4,809,956
Medical Service & Health
Insurance (3.37%)
   AON Corp.                                  17,550        908,212
   Foundation Health Systems, Inc.,
      Class A                                 62,080(a)   1,881,800
   Pacificare Health Systems, Inc., Class A    1,467         88,845
   Pacificare Health Systems, Inc., Class B    4,611        294,528
   United Healthcare Corp.                    15,000        780,000
   Value Health, Inc.                         25,000(a)     506,250

                                                          4,459,635
Millwork, Plywood & Structural
Members (0.90%)
   Georgia-Pacific Corp.                      14,000      1,195,250

Miscellaneous Converted Paper
Products (0.50%)
   Minnesota Mining & Mfg. Co.                 6,500        663,000

Miscellaneous Electrical Equipment &
Supplies (1.57%)
   Motorola, Inc.                             27,300      2,074,800

Miscellaneous Fabricated Metal
Products (1.12%)
   Parker-Hannifin Corp.                      24,300      1,474,706

Miscellaneous Investing (1.10%)
   HFS, Inc.                                  25,000(a)   1,450,000

Miscellaneous Plastics Products,
NEC (0.22%)
   Rubbermaid, Inc.                           10,000        297,500

Miscellaneous Shopping Goods
Stores (0.40%)
   Toys 'R' Us, Inc.                          15,000(a)     525,000

Motor Vehicles & Equipment (2.68%)
   Chrysler Corp.                             60,200      1,975,313
   Dana Corp.                                 41,300      1,569,400

                                                          3,544,713
Operative Builders (0.50%)
   Pulte Corp.                                19,300        667,056

Paints & Allied Products (0.35%)
   RPM, Inc.                                  25,000        459,375

Petroleum Refining (1.99%)
   Atlantic Richfield Co.                     11,600        817,800
   Exxon Corp.                                29,600      1,820,400

                                                          2,638,200
Plastic Materials & Synthetics (0.63%)
   A. Schulman, Inc.                          33,600        827,400

Preserved Fruits & Vegetables (0.77%)
   CPC International, Inc.                    11,100      1,024,669

Radio, Television & Computer
Stores (0.21%)
   Tandy Corp.                                 5,000        280,000

Radio & Television Broadcasting (0.82%)
   Sinclair Broadcasting Group                35,000      1,080,625

Refrigeration & Service
Machinery (0.76%)
   Tecumseh Products Co., Class A             16,800      1,005,900

Rubber & Plastics Footwear (0.88%)
   Nike, Inc.                                 20,000      1,167,500

Sanitary Services (1.10%)
   Browning-Ferris Industries, Inc.           29,300        974,225
   Waste Management, Inc.                     15,000        481,875

                                                          1,456,100
Security Brokers & Dealers (0.86%)
   Salomon, Inc.                              20,400      1,134,750

Soap, Cleaners & Toilet Goods (2.83%)
   Colgate-Palmolive Co.                      23,400      1,526,850
   Ecolab, Inc.                               46,400      2,215,600

                                                          3,742,450
Telephone Communication (1.09%)
   WorldCom, Inc.                             45,000(a)   1,440,000

Toys & Sporting Goods (0.92%)
   Mattel, Inc.                               35,950      1,217,806

Variety Stores (0.39%)
   Wal-Mart Stores, Inc.                      15,000        507,188

Women's & Children's
Undergarments (1.68%)
   Warnaco Group, Class A                     69,800      2,224,875


                                  Total Common Stock    109,484,339

Preferred Stock (0.12%)

Medical Service & Health
Insurance (0.12%)
   Pacificare Health Systems, Inc.,
      Series A Convertible                     6,091        163,695


                                           Principal
                                            Amount          Value
Commercial Paper (17.03%)

Business Credit Institutions (4.46%)
   American Express Credit Corp.;
      5.50%; 7/7/97                      $ 2,950,000  $   2,947,296
      5.55%; 7/14/97                       2,950,000      2,944,088

                                                          5,891,384
Personal Credit Institutions (9.15%)
   Investment in Joint Trade Account;
      Associates Corp.;
      6.25%; 7/1/97                        6,619,662      6,619,662
   Ford Motor Credit Co.;
      5.54%; 7/21/97                       3,475,000      3,464,305
      5.54%; 7/28/97                       2,025,000      2,016,586

                                                         12,100,553
Security Brokers & Dealers (3.42%)
   Merrill Lynch & Co., Inc.
      5.55%; 7/2/97                        4,525,000      4,524,302


                              Total Commercial Paper     22,516,239


                Total Portfolio Investments (99.93%)    132,164,273

Cash and receivables, net of liabilities (0.07%)             94,449


                          Total Net Assets (100.00%)  $ 132,258,722

(a) Non-income producing security - No dividend paid during the past twelve months.


PRINCIPAL HIGH YIELD FUND, INC.


                                           Principal
                                            Amount          Value
Bonds (93.19%)

Advertising (2.75%)
   Lamar Advertising Company Senior
      Subordinated Notes; 9.63%; 12/1/06   $ 200,000    $   205,000
   Outdoor Systems Senior Subordinated
      Notes; 8.88%; 6/15/07                  200,000(a)     194,250

                                                            399,250
Aircraft & Parts (1.94%)
   Rohr Industries, Inc. Subordinated
      Debentures; 9.25%; 3/1/17              300,000        281,250

Blast Furnace & Basic Steel
Products (5.36%)
   Ivaco Senior Notes;
      11.50%; 9/15/05                        150,000        160,875
   Titan Wheel International Senior
      Subordinated Notes; 8.75%; 4/1/07      300,000        306,000
   Weirton Steel Corp. Senior Notes;
      10.75%; 6/1/05                         300,000        312,000

                                                            778,875
Broadwoven Fabric Mills,
Cotton (2.02%)
   J.P. Stevens & Co., Inc. Sinking Fund
      Debentures; 9.00%; 3/1/17              300,000        293,250

Business Credit Institutions (0.18%)
   Navistar Financial Corp. Senior
      Subordinated Notes; 9.00%; 6/1/02       25,000(a)      25,719

Cable & Other Pay TV Services (3.60%)
   Jones Intercable, Inc. Senior Notes;
      9.63%; 3/15/02                         300,000        314,250
   TCI Communications, Inc. Debentures;
      8.75%; 8/1/15                          200,000        209,810

                                                            524,060
Cogeneration - Small Power
Producer (3.35%)
   AES Corp. Senior Subordinated
      Notes; 10.25%; 7/15/06                 300,000        327,750
   California Energy Co., Inc.
      Ltd. Resource Senior Secured
      Notes; 9.88%; 6/30/03                  150,000        159,000

                                                            486,750
Crude Petroleum & Natural Gas (6.87%)
   Chesapeake Energy Corp. Senior Notes;
      8.50%; 3/15/12                         200,000        182,000
   Nuevo Energy Co. Senior Subordinated
      Notes; 9.50%; 4/15/06                  400,000        420,000
   Ocean Energy, Inc. Senior Subordianted
      Notes; 8.88%; 7/15/07                  200,000        199,250
   Snyder Oil Company Senior
      Subordinated Notes; 8.75%; 6/15/07     200,000        198,250

                                                            999,500
Dairy Farms (2.00%)
   Fage Dairy Industry S.A. Senior Notes;
      9.00%; 2/1/07                          300,000(a)     291,000
Electrical Industrial Apparatus (1.44%)
   Motors & Gears, Inc., Series A Senior
      Notes; 10.75%; 11/15/06                200,000        209,000

Electronic Components &
Accessories (3.22%)
   Advanced Micro Devices, Inc.; Senior
      Secured Notes; 11.00%; 8/1/03          300,000        335,250
   Fairchild Semiconductor Corp. Senior
      Subordinated Notes; 10.13%; 3/15/07    125,000(a)     132,500

                                                            467,750
Engines & Turbines (1.90%)
   Outboard Marine Corp. Debentures;
      9.13%; 4/15/17                         300,000        276,000

Family Clothing Stores (0.35%)
   Specialty Retailers, Inc. Senior Notes;
      8.50%; 7/15/05                          50,000(a)      50,375

Finance Services (1.38%)
   DVI, Inc. Senior Notes; 9.88%; 2/1/04     200,000        200,000

Footwear, Except Rubber (1.41%)
   Brown Group, Inc. Senior Notes;
      9.50%; 10/15/06                        200,000        205,000

Forest Products (2.00%)
   Doman Industries, Ltd. Senior Notes;
      8.75%; 3/15/04                         300,000        291,000

Fuel Dealers (2.02%)
   Petroleum Heat & Power Co., Inc.
      Subordinated Notes; 10.13%; 4/1/03     300,000        294,000

Groceries & Related Products (2.04%)
   Rykoff-Sexton, Inc. Senior
      Subordinated Notes; 8.88%; 11/1/03     300,000        297,000

Grocery Stores (1.37%)
   Quality Food Centers Senior
      Subordinated Notes; 8.70%; 3/15/07     200,000(a)     198,500

Hotels & Motels (2.09%)
   John Q. Hammons Hotels, L.P. &
      Finance Corp. First Mortgage
      Notes; 8.88%; 2/15/04                  300,000        303,000

Industrial Inorganic Chemicals (1.38%)
   PT Tri Polyta Indonesia TBK;
      Guaranteed Securited Notes;
      11.38%; 12/1/03                        200,000        200,500

Knitting Mills (2.26%)
   Tultex Corp. Senior Notes;
      10.63%; 3/15/05                        300,000        327,750

Lumber & Other Building
Materials (0.53%)
   Central Tractor Farm & Country, Inc.
      Senior Notes; 10.63%; 4/1/07            75,000         77,625

Miscellaneous Amusement, Recreation
Service (3.49%)
   Rio Hotel & Casino, Inc. Senior
      Subordinated Notes; 9.50%; 4/15/07     300,000        308,250
   Station Casinos, Inc. Senior
      Subordinated Notes, Series B
      9.63%; 6/1/03                          200,000        198,000

                                                            506,250
Miscellaneous Plastics Products,
NEC (2.09%)
   Congoleum Corp. Senior Notes;
      9.00%; 2/1/01                          300,000        303,000

Motor Vehicles & Equipment (0.37%)
   Blue Bird Body Co. Senior Subordinated
      Notes; 10.75%; 11/15/06                 50,000         53,125

Newspapers (1.74%)
   Hollinger International Publishing, Inc.
      Senior Notes; 8.63%; 3/15/05           200,000        202,000
   Sun Media Corp. Senior Subordinated
      Notes; 9.50%; 2/15/07                   50,000(a)      50,500

                                                            252,500
Nursing & Personal Care
Facilities (2.09%)
   Mariner Health Group, Inc. Senior
      Subordinated Notes; 9.50%; 4/1/06      300,000        303,375

Oil & Gas Field Services (2.82%)
   Dawson Production Services Senior
      Notes; 9.38%; 2/1/07                   300,000        304,500
   Parker Drilling Co. Senior Notes,
      Series B; 9.75%; 11/15/06              100,000        105,250

                                                            409,750
Paper  Mills (1.37%)
   Indah Kiat Finance Mauritius Ltd.
      Guaranteed Senior Notes;
      10.00%; 7/1/07                         200,000        198,454

Petroleum Refining (2.17%)
   Crown Central Petroleum Corp.
      Senior Notes; 10.88%; 2/1/05           300,000        315,000

Primary Nonferrous Metals (0.37%)
   Euramax International PLC Senior
      Subordinated Notes; 11.25%; 10/1/06     50,000         53,750

Pulp Mills (0.35%)
   Pen-Tab Industries, Inc. Senior
      Subordinated Debentures;
      10.88%; 2/1/07                          50,000(a)      50,875

Radio, Television & Computer
Stores (2.13%)
   Compusa, Inc. Senior Subordinated
      Notes; 9.50%; 6/15/00                  300,000        309,750

Radio & Television Broadcasting (3.14%)
   American Radio Systems Senior
      Subordinated Notes; 9.00%; 2/1/06      300,000        303,750
   Sullivan Broadcasting, Inc. Senior
      Subordinated Notes; 10.25%; 12/15/05   150,000        153,000

                                                            456,750
Retail Stores, NEC (1.44%)
   Cole National Group, Inc. Senior
      Subordinated Notes; 9.88%; 12/31/06    200,000        209,500

Search & Navigation Equipment (2.10%)
   Amresco, Inc. Senior Subordinated
      Notes; 10.00%; 3/15/04                 300,000        304,500

Soap, Cleaners & Toilet Goods (2.23%)
   Coty, Inc. Senior Subordinated Notes;
      10.25%; 5/1/05                         300,000        323,250

Telephone Communication (9.33%)
   Lenfest Communications Senior Notes;
      8.38%; 11/1/05                         200,000        196,750
   Paging Network, Inc. Senior
      Debentures; 8.88%; 2/1/06              300,000        273,750
   Rogers Cablesystems, Ltd. Senior
      Secured Second Priority Notes;
      9.63%; 8/1/02                          250,000        263,125
   Rogers Cantel, Inc. Senior Secured
      Debentures; 9.75%; 6/1/16              300,000        318,000
   Vanguard Cellular Systems, Inc.
      Senior Debentures; 9.38%; 4/15/06      300,000        303,000

                                                          1,354,625
Textile Finishing, Except Wool (2.15%)
   Dominion Textile (USA), Inc.
      Guaranteed Senior Notes;
      9.25%; 4/1/06                          300,000        312,750

Water Supply (2.35%)
   California Energy Casecnan Water &
      Energy Co., Inc. Senior Secured
      Bonds, Series B; 11.95%; 11/15/10      300,000        342,000


                                         Total Bonds     13,536,358

Commercial Paper (0.99%)

Personal Credit Institutions (0.99%)
   Investment in Joint Trade Account;
      Associates Corp.; 6.25%; 7/1/97        144,282        144,282


                Total Portfolio Investments (94.18%)     13,680,640

Cash and receivables, net of liabilities (5.82%)            844,689


                          Total Net Assets (100.00%)    $14,525,329

(a)  Restricted Security - See Note 4 to the financial statements.


PRINCIPAL MONEY MARKET FUND, INC.


                                           Principal
                                            Amount          Value
Commercial Paper (81.26%)

Advertising (1.88%)
   Omnicom Finance, Inc.;
      LOC ABN-AMRO Bank N.V.
      5.58%; 7/14/97                      $  825,000    $   823,337

Asset Backed Securities (3.71%)
   Retailer Funding Corp.;
      5.57%; 7/15/97                         500,000        498,917
   Sheffield Receivables Corp.;
      5.55%; 7/16/97                         625,000        623,555
      5.57%; 7/22/97                         500,000        498,375

                                                          1,620,847
Business Credit Institutions (8.13%)
   American Express Credit Corp.;
      5.54%; 8/19/97                         850,000        843,591
   Golden Gate Management, Inc.;
      LOC Sumitomo Bank;
      5.63%; 7/3/97                        1,000,000        999,687
      5.67%; 7/25/97                         900,000        896,598
   General Electric Capital Corp.;
      5.85%; 1/23/98                         500,000        483,262
   International Lease Finance Corp.;
      5.65%; 7/17/97                         329,000        328,174

                                                          3,551,312
Department Stores (4.96%)
   Sears Roebuck Acceptance Corp.;
      5.55%; 7/28/97                         275,000        273,855
      5.57%; 7/30/97                         675,000        671,971
      5.56%; 7/31/97                         550,000        547,452
      5.56%; 8/4/97                          675,000        671,456

                                                          2,164,734
Electric Services (5.88%)
   AES Shady Point, Inc.;
      LOC Bank of Tokyo-Mitsubishi, Ltd.;
      5.68%; 7/10/97                       1,225,000      1,223,260
   CommEd Fuel Co., Inc.;
      LOC Credit Suisse;
      5.58%; 7/21/97                         750,000        747,675
      5.54%; 7/25/97                         600,000        597,784

                                                          2,568,719
Finance Services (6.33%)
   Mitsubishi International Corp.;
      5.58%; 7/2/97                          300,000        299,954
      5.56%; 7/9/97                          500,000        499,382
      5.54%; 7/17/97                         500,000        498,769
      5.60%; 7/28/97                         800,000        796,640
   PHH Corp.;
      5.61%; 7/25/97                         350,000        348,691
      5.57%; 8/18/97                         325,000        322,586

                                                          2,766,022
Forest Products (1.72%)
   Weyerhaeuser Co.;
      5.55%; 7/18/97                         755,000        753,021

Mortgage Bankers & Brokers (4.91%)
   Countrywide Home Loan, Inc.;
      5.55%; 7/2/97                        1,000,000        999,846
      5.57%; 7/21/97                         675,000        672,911
      5.60%; 8/6/97                          475,000        472,340

                                                          2,145,097
Motor Vehicles & Equipment (7.29%)
   Echlin, Inc.;
      5.61%; 7/16/97                         500,000        498,831
      5.60%; 7/23/97                         850,000        847,091
      5.64%; 7/30/97                         400,000        398,183
      5.65%; 9/12/97                         325,000        321,277
   Paccar Financial Corp.;
      5.55%; 7/28/97                       1,125,000      1,120,317

                                                          3,185,699
Paperboard Mills (1.60%)
   Sonoco Products Co.;
      5.53%; 7/1/97                          700,000        700,000

Personal Credit Institutions (9.44%)
   Beneficial Corp.;
      5.55%; 8/5/97                          950,000        944,874
   Comoloco, Inc.;
      5.38%; 7/24/97                         500,000        498,281
      5.72%; 12/12/97                        500,000        486,971
   Ford Motor Credit Co.;
      5.54%; 7/28/97                         675,000        672,195
   General Motors Acceptance Corp.;
      5.58%; 7/3/97                          500,000        499,845
   Norwest Financial, Inc.;
      5.55%; 7/29/97                       1,025,000      1,020,576

                                                          4,122,742
Real Estate Operators &
Lessors (4.27%)
   Towson Town Center, Inc.; LOC
      Bank of Tokyo-Mitsubishi, Ltd.;
      5.63%; 7/7/97                          300,000        299,719
      5.63%; 7/10/97                         500,000        499,296
      5.60%; 7/14/97                         500,000        498,989
      5.67%; 8/1/97                          400,000        398,047
      5.75%; 8/4/97                          172,000        171,066

                                                          1,867,117
Security Brokers & Dealers (11.28%)
   Bear Stearns Cos., Inc.;
      5.55%; 7/17/97                         500,000        498,767
   Goldman Sachs Group, L.P.;
      5.55%; 7/7/97                        1,000,000        999,075
      5.57%; 7/11/97                         750,000        748,840
      5.73%; 1/23/98                         500,000        483,606
   Merrill Lynch & Co., Inc.;
      5.55%; 7/14/97                         850,000        848,296
      5.55%; 7/16/97                         500,000        498,844
      5.29%; 11/18/97                        375,000        367,285
      5.80%; 2/2/98                          500,000        482,600

                                                          4,927,313
Subdividers & Developers (2.29%)
   Hartz 667 Commercial Paper Corp.;
      LOC Bank of Tokyo-Mitsubishi, Ltd.;
      5.63%; 7/2/97                        1,000,000        999,844

Telephone Communication (3.00%)
   Bell Atlantic Financial Services, Inc.;
      5.55%; 7/1/97                          310,000        310,000
      5.55%; 7/8/97                        1,000,000        998,921

                                                          1,308,921
Tires & Inner Tubes (4.57%)
   Bridgestone/Firestone, Inc.;
      LOC Sumitomo Bank Ltd.;
      5.60%; 7/8/97                          500,000        499,456
      5.63%; 7/9/97                        1,000,000        998,749
      5.63%; 7/11/97                         500,000        499,218

                                                          1,997,423

                              Total Commercial Paper     35,502,148

Bank Notes (1.14%)

Commercial Banks (1.14%)
   LaSalle National Bank;
      6.20%; 8/21/97                         500,000        500,000

Bonds (18.14%)

Beverages (1.15%)
   Pepsico, Inc.
      6.13%; 1/15/98                         500,000        500,526

Business Credit Institutions (3.92%)
   CIT Group Holdings, Inc.
      Debentures; 8.75%; 4/15/98             500,000        510,360
      Medium-Term Notes;
      6.20%; 4/15/98                         500,000        500,264
      Senior Notes; 5.85%; 3/16/98           500,000        500,668
   General Electric Capital Corp. Notes;
      8.00%; 1/15/98                         200,000        201,877

                                                          1,713,169
Computer & Office Equipment (0.69%)
   Xerox Corp. Notes;
      9.63%; 9/1/97                          300,000        301,853

Consumer Products (1.38%)
   Philip Morris Cos. Notes;
      6.38%; 1/15/98                         600,000        601,055

Electric Services (1.60%)
   Southern California Edison Co.
      1st Ref. Mortgage; 6.13%; 7/15/97      500,000        500,096
      Notes; 5.88%; 2/1/98                   200,000        200,056

                                                            700,152
Personal Credit Institutions (9.40%)
   American General Finance Corp.
      Notes; 7.70%; 11/15/97                 500,000        503,654
      Senior Notes; 8.25%; 1/15/98           500,000        505,709
   Associates Corp. of North America
      Senior Notes;
      6.75%; 7/15/97                         500,000        500,165
      5.88%; 8/15/97                         500,000        500,105
      8.38%; 1/15/98                         185,000        187,032
   Commercial Credit Co. Notes;
      8.50%; 2/15/98                         800,000        812,459
      5.50%; 5/15/98                         600,000        596,868
   Household Finance Corp. Notes;
      6.25%; 10/15/97                        500,000        500,704

                                                          4,106,696

                                         Total Bonds      7,923,451

               Total Portfolio Investments (100.54%)     43,925,599

Liabilities, net of cash and receivables (-0.54%)          (237,972)

                          Total Net Assets (100.00%)    $43,687,627



PRINCIPAL WORLD FUND, INC.


                                            Shares
                                             Held           Value
Common Stocks (94.33%)

Advertising (1.59%)
   WPP Group PLC                             415,000  $   1,702,538

Beverages (1.71%)
   Lion Nathan                               205,000        518,226
   Panamerican Beverages                      39,900      1,311,712

                                                          1,829,938
Blast Furnace & Basic Steel
Products (1.37%)
   British Steel PLC                         121,300        300,800
   Voest-Alpine Stahl                         25,700(b)   1,164,370

                                                          1,465,170
Central Reserve Depositories (4.74%)
   Banco Totta & Acores                       39,000        652,477
   Dao Heng Bank Group Ltd.                   89,000        487,087
   Ergo Bank                                     126          7,575
   National Westminster Bank                 110,000      1,478,315
   Union Bank of Norway                       12,800        381,161
   Wing Hang Bank                            343,200      2,073,212

                                                          5,079,827
Chewing & Smoking Tobacco (1.46%)
   Imperial Tobacco Group PLC                243,500      1,566,319

Combination Utility Services (1.56%)
   ABB AG                                      1,105      1,675,104

Commercial Banks (10.40%)
   ABN-AMRO Holdings NV                      101,156      1,889,587
   Bank of Ireland                           186,833      2,056,911
   Barclays PLC                               64,748      1,284,501
   Fokus Bank                                 64,000(b)     542,018
   Instituto Mobiliare Italiano              141,000      1,267,881
   National Australia Bank Ltd.               89,886      1,277,393
   Royal Bank of Canada Montreal, Quebec      36,000(a)   1,632,262
   Svenska Handelsbanken AB Free              40,500      1,194,199

                                                         11,144,752
Communications Equipment (0.97%)
   ECI Telecommunications Ltd.                35,000      1,041,250

Communications Services, NEC (0.97%)
   KPN Royal PTT Nederland                    26,450      1,039,467

Computer & Office Equipment (0.10%)
   Canon, Inc.                                 4,000        109,062

Construction & Related
Machinery (0.59%)
   Powerscreen International PLC              58,100        632,874

Consumer Products (1.51%)
   Imasco Ltd.                                55,700      1,615,010

Crude Petroleum & Natural Gas (0.45%)
   Hardy Oil & Gas                            86,200        479,883

Deap Sea Foreign Transportation
of Freight (0.81%)
   Van Ommeren NV                             22,288        866,803

Department Stores (0.65%)
   Vendex International                       12,658        694,493

Drugs (6.97%)
   Elan Corp. PLC ADR                         34,400(a)   1,556,600
   Galenica Holdings AG                          480(a)     225,538
   Novartis AG                                 1,668      2,670,447
   Pharmacia & Upjohn, Inc.                   46,500      1,615,875
   Teva Pharmaceutical ADR                    21,500      1,392,125

                                                          7,460,585
Electric Light & Wiring
Equipment (0.21%)
   Clipsal Industries Holdings                25,000         88,500
   Otra NV                                     8,300        133,439

                                                            221,939
Electric Services (0.23%)
   Korea Electric Power Corp.                  8,100        241,723

Electronic Components &
Accessories (1.90%)
   Amtek Engineering                         221,250        388,389
   Elec & Eltek International                268,000      1,500,800
   Murata Mfg.                                 1,000         39,850
   Varitronix                                 63,000        106,934

                                                          2,035,973
Electronic Distribution
Equipment (3.41%)
   Amper SA                                   38,000      1,082,613
   Phillips Electronics                       28,900      2,073,850
   Techtronic Industries Co.               2,800,000        498,756

                                                          3,655,219
Engines & Turbines (2.28%)
   Mabuchi Motor                               1,400         81,360
   PT United Tractors                        372,000      1,376,928
   Scapa Group PLC                           281,000        986,780

                                                          2,445,068
Farm & Garden Machinery (1.15%)
   New Holland NV                             45,000      1,231,875

Finance Services (0.68%)
   MBF Capital Berhad                        395,000        726,148

Functions Closely Related to
Banking (0.70%)
   Liechtenstein Global Trust AG               1,225        752,049

Gas Production & Distribution (1.19%)
   OMV AG                                      9,950      1,274,810

General Industrial Machinery (0.85%)
   SKF AB 'B' Free                            35,300        913,044

Holding Offices (1.02%)
   First Pacific Co., Ltd.                   860,382      1,099,455

Household Appliances (0.66%)
   Fisher & Paykel                           182,087        709,582

Industrial Inorganic Chemicals (2.83%)
   Bayer AG                                   30,100      1,160,792
   Kemira OY                                 112,000(b)   1,056,552
   Rhome Poulenc                              20,000        817,587

                                                          3,034,931
Investment Offices (1.24%)
   AMVESCAP PLC                              226,800      1,323,009
Life Insurance (0.91%)
   QBE Insurance Group Ltd.                  162,000(a)     970,892

Meat Products (5.83%)
   AFFCO Holdings                          1,147,266        396,543
   Danisco AS                                 33,300      2,038,966
   Davomas ABADI                             780,000(a)     962,369
   Orkla B Ordinary Shares                    21,300      1,446,031
   Unilever NV                                 6,630      1,398,196

                                                          6,242,105
Miscellaneous Chemical Products (1.10%)
   Hoechst AG                                 27,800      1,178,984

Miscellaneous Converted Paper
Products (1.06%)
   Bunzl PLC                                 352,000(a)   1,139,447

Miscellaneous Durable Goods (0.89%)
   Hagemeyer NV                               18,350        949,660

Miscellaneous Food & Kindred
Products (0.90%)
   Greencore Group PLC                       197,000(a)     962,290

Miscellaneous Manufacturers (0.44%)
   Carter Holt Harvey Ltd.                   181,000        467,369

Miscellaneous Non-Durable
Goods (1.95%)
   Grand Metropolitan PLC                    215,516      2,085,744

Miscellaneous Plastics Products,
NEC (0.60%)
   Royal Group Technologies Ltd.              24,100(a)(b)  646,366

Miscellaneous Textile Goods (1.21%)
   Espirit Holdings Ltd.                   1,822,000      1,293,486

Miscellaneous Transportation
Equipment (1.05%)
   Autoliv AB                                 28,700      1,122,888

Miscellaneous Wood Products (0.19%)
   Enso OY                                    22,300        206,074

Motor Vehicles & Equipment (1.75%)
   E.C.I.A. Equipment and Composants           4,600        702,035
   Hyndai Motor Co. Ltd. GDR                  25,000(b)     243,750
   UMW Holdings Berhad                       196,000        924,087

                                                          1,869,872
Motor Vehicles, Parts & Supplies (0.66%)
   Dahl International AB                      36,000        707,674

Newspapers (1.28%)
   Publishing & Broadcasting Ltd.            240,000      1,371,834

Oil & Gas Field Services (0.76%)
   ENI SPA                                   144,000        814,575

Petroleum Refining (2.95%)
   Repsol Petroleo SA                         39,860      1,688,500
   YPF Sociedad Anonima ADR                   48,000      1,476,000

                                                          3,164,500

Plastic Materials & Synthetics (0.80%)
   Astra AB                                   48,000  $     853,554

Pulp Mills (2.22%)
   Lassila & Tikanoja Ltd. OY                 10,700        896,086
   UPM-Kymmene OY                             64,140      1,481,791

                                                          2,377,877
Security & Commodity
Services (1.36%)
   Corporacion Bancaria de Espania SA         26,000      1,458,489

Security Brokers & Dealers (1.70%)
   Peregrine Investment Holdings             875,000      1,801,438
   Peregrine Investment - Warrants            38,800(a)      17,028

                                                          1,818,466
Soap, Cleaners, & Toilet Goods (1.27%)
   Reckitt & Colman PLC                       90,945      1,355,427

Special Industry Machinery (0.42%)
   IHC Caland NV                               7,700        421,682
   Rauma Group                                 1,173(a)      26,873

                                                            448,555
Sugar & Confectionary Products (2.38%)
   Nestle                                      1,545      2,041,136
   Tate & Lyle                                68,500        509,030

                                                          2,550,166
Telephone Communication (6.14%)
   Investec Consultadoria Internacional S      8,600(a)     293,483
   Nokia Corp., Class A ADR                   23,800      1,755,250
   Tele Danmark B                              8,500        442,260
   Telecom Corp of New Zealand Ltd.          289,000      1,468,979
   Telecom Italia-DI                         448,200        886,390
   Telefonica de Espana SA                    59,700      1,729,257

                                                          6,575,619
Water Transportation of Freight,
NEC (0.31%)
   ICB Shipping AB 'B' Free                   32,000        326,937


                                 Total Common Stocks    101,026,750

Preferred Stock (1.06%)

Commercial Banks (1.06%)
   National Australia Bank ECU
   Convertible Preferred                      40,500      1,131,469

Bonds (0.95%)


                                           Principal
                                            Amount          Value
Fire, Marine & Casualty
Insurance (0.95%)
   Alfa SA Convertible Subordinated
   Debentures; 8.00%; 9/15/00            $   700,000(b)$  1,016,750

Commercial Paper (5.72%)

Personal Credit Institutions (2.92%)
   Associates Corp.;
      6.25%; 7/1/97                        3,130,000      3,130,000

Security Brokers & Dealers (2.80%)
   Goldman Sachs Group L.P.
      5.65%; 7/7/97                        3,000,000      2,997,175

                              Total Commercial Paper      6,127,175

               Total Portfolio Investments (102.06%)    109,302,144

Liabilities, net of cash and receivables (-2.06%)        (2,206,914)

      Total Net Assets (100.00%)                       $107,095,230

(a) Non-Income producing security - No dividend paid during the period.
(b) Restricted security - See Note 4 to the financial statements.

               Principal World Fund, Inc. Investments by Country

                              Total Market       Percentage of Total
      Country                     Value             Market Value
   Argentina                 $   1,476,000              1.35%
   Australia                     4,751,589              4.35
   Austria                       2,439,180              2.23
   Canada                        3,893,638              3.56
   Denmark                       2,481,226              2.27
   Finland                       5,422,626              4.96
   France                        1,519,621              1.39
   Germany                       2,339,776              2.14
   Greece                            7,575              0.01
   Hong Kong                     7,377,397              6.75
   Indonesia                     2,339,296              2.14
   Israel                        2,433,375              2.23
   Italy                         2,968,847              2.72
   Japan                           230,272              0.21
   Korea                           485,473              0.44
   Malaysia                      1,650,235              1.51
   Mexico                        1,016,750              0.93
   Netherlands                  10,699,051              9.79
   New Zealand                   3,560,699              3.26
   Norway                        2,369,210              2.17
   Portugal                        945,961              0.87
   Singapore                     1,977,689              1.81
   Spain                         5,958,859              5.45
   Sweden                        5,118,294              4.68
   Switzerland                   7,364,274              6.74
   United Kingdom               19,420,470             17.77
   United States                 9,054,763              8.28

         Total Market Value   $109,302,144            100.00%

FINANCIAL HIGHLIGHTS


Selected data for a share of Capital Stock outstanding throughout each period:

                                                             Income from
                                                         Investment Operations                       Less Distributions


                                                              Net Realized
                                                                  and                                          Excess
                                         Net Asset   Net   Unrealized    Total    Dividends                Distributions
                                         Value at  Invest-    Gain        from     from Net  Distributions    from
                                         Beginning  ment   (Loss) on   Investment Investment     from        Capital       Total
                                         of Period Income  Investments Operations   Income   Capital Gains   Gains(a)  Distributions



   PRINCIPAL AGGRESSIVE GROWTH FUND INC.

     Six Months Ended June 30, 1997        $14.52   $.02     $1.91       $1.93       $--         $(.45)       $ --         $(.45)
     Year Ended December 31,
       1996                                 12.94    .11      3.38        3.49       (.11)       (1.80)         --         (1.91)
       1995                                 10.11    .13      4.31        4.44       (.13)       (1.48)         --         (1.61)
     Period Ended December 31, 1994(d)       9.92    .05       .24         .29       (.05)        (.05)         --          (.10)

   PRINCIPAL ASSET ALLOCATION FUND, INC.

     Six Months Ended June 30, 1997         11.48    .16      1.14        1.30        --          (.21)         --          (.21)
     Year Ended December 31,
       1996                                 11.11    .36      1.06        1.42       (.36)        (.69)         --         (1.05)
       1995                                  9.79    .40      1.62        2.02       (.40)        (.30)         --          (.70)
     Period Ended December 31, 1994(d)       9.98    .23      (.18)        .05       (.23)         --          (.01)        (.24)

   PRINCIPAL BALANCED FUND, INC.

     Six Months Ended June 30, 1997         14.44    .22      1.19        1.41        --          (.01)         --          (.01)
     Year Ended December 31,
       1996                                 13.97    .40      1.41        1.81       (.40)        (.94)         --         (1.34)
       1995                                 11.95    .45      2.44        2.89       (.45)        (.42)         --          (.87)
       1994                                 12.77    .37      (.64)       (.27)      (.37)        (.18)         --          (.55)
       1993                                 12.58    .42       .95        1.37       (.42)        (.76)         --         (1.18)
     Six Months Ended December 31, 1992(e)  12.93    .23       .75         .98       (.47)        (.86)         --         (1.33)
     Year Ended June 30, 1992               11.33    .47      1.61        2.08       (.48)         --           --          (.48)

   PRINCIPAL BOND FUND, INC.

     Six Months Ended June 30, 1997         11.33    .38      (.04)        .34        --           --           --          --
     Year Ended December 31,
       1996                                 11.73    .68      (.40)        .28       (.68)         --           --          (.68)
       1995                                 10.12    .62      1.62        2.24       (.63)         --           --          (.63)
       1994                                 11.16    .72     (1.04)       (.32)      (.72)         --           --          (.72)
       1993                                 10.77    .88       .38        1.26       (.87)         --           --          (.87)
     Six Months Ended December 31, 1992(e)  11.08    .45       .13         .58       (.89)         --           --          (.89)
     Year Ended June 30, 1992               10.64    .91       .46        1.37       (.93)         --           --          (.93)

   PRINCIPAL CAPITAL ACCUMULATION
   FUND, INC.

     Six Months Ended June 30, 1997         29.84    .32      3.81        4.13        --         (1.07)         --         (1.07)
     Year Ended December 31,
       1996                                 27.80    .57      5.82        6.39       (.58)       (3.77)         --         (4.35)
       1995                                 23.44    .60      6.69        7.29       (.60)       (2.33)         --         (2.93)
       1994                                 24.61    .62      (.49)        .13       (.61)        (.69)         --         (1.30)
       1993                                 25.19    .61      1.32        1.93       (.60)       (1.91)         --         (2.51)
     Six Months Ended December 31, 1992(e)  26.03    .31      1.84        2.15       (.64)       (2.35)         --         (2.99)
     Year Ended June 30, 1992               23.35    .65      2.70        3.35       (.67)         --           --          (.67)

   PRINCIPAL EMERGING GROWTH FUND, INC.

     Six Months Ended June 30, 1997         29.74    .15      3.53        3.68        --          (.10)         --          (.10)
     Year Ended December 31,
       1996                                 25.33    .22      5.07        5.29       (.22)        (.66)         --          (.88)
       1995                                 19.97    .22      5.57        5.79       (.22)        (.21)         --          (.43)
       1994                                 20.79    .14       .03         .17       (.14)        (.85)         --          (.99)
       1993                                 18.91    .17      3.47        3.64       (.17)       (1.59)         --         (1.76)
     Six Months Ended December 31, 1992(e)  15.97    .10      3.09        3.19       (.21)        (.04)         --          (.25)
     Year Ended June 30, 1992               13.93    .21      2.04        2.25       (.21)         --           --          (.21)

See accompanying notes.

                                                                           Ratios/Supplemental Data



                                                                                          Ratio of Net
                                         Net Asset                            Ratio of     Investment
                                         Value at            Net Assets at   Expenses to    Income to     Portfolio   Average
                                          End of     Total    End of Period    Average        Average      Turnover  Commission
                                          Period    Return   (in thousands)   Net Assets    Net Assets       Rate       Rate



   PRINCIPAL AGGRESSIVE GROWTH FUND INC.

     Six Months Ended June 30, 1997       $16.00   13.60%(b)     $109,514       .83%(c)        .31%(c)      179.5%(c)   .0563
     Year Ended December 31,
       1996                                14.52   28.05%          90,106       .85%          1.05%         166.9%      .0541
       1995                                12.94   44.19%          33,643       .90%          1.34%         172.9%       N/A
     Period Ended December 31, 1994(d)     10.11    2.59%(b)       13,770      1.03%(c)       1.06%(c)      105.6%(c)    N/A

   PRINCIPAL ASSET ALLOCATION FUND, INC.

     Six Months Ended June 30, 1997        12.57   11.47%(b)       71,892       .88%(c)       2.83%(c)      149.4%(c)   .0559
     Year Ended December 31,
       1996                                11.48   12.92%          61,631       .87%          3.45%         108.2%      .0497
       1995                                11.11   20.66%          41,074       .89%          4.07%          47.1%       N/A
     Period Ended December 31, 1994(d)      9.79     .52%(b)       28,041       .95%(c)       4.27%(c)       60.7%(c)    N/A

   PRINCIPAL BALANCED FUND, INC.

     Six Months Ended June 30, 1997        15.84    9.74%(b)      113,288       .62%(c)       3.19%(c)       33.5%(c)   .0374
     Year Ended December 31,
       1996                                14.44   13.13%          93,158       .63%          3.45%          22.6%      .0417
       1995                                13.97   24.58%          45,403       .66%          4.12%          25.7%       N/A
       1994                                11.95   (2.09)%         25,043       .69%          3.42%          31.5%       N/A
       1993                                12.77   11.06%          21,399       .69%          3.30%          15.8%       N/A
     Six Months Ended December 31, 1992(e) 12.58    8.00%(b)       18,842       .73%(c)       3.71%(c)       38.4%(c)    N/A
     Year Ended June 30, 1992              12.93   18.78%          17,344       .72%          3.80%          26.6%       N/A

   PRINCIPAL BOND FUND, INC.

     Six Months Ended June 30, 1997        11.67    3.00%(b)       71,812       .52%(c)       7.07%(c)        8.7%(c)    N/A
     Year Ended December 31,
       1996                                11.33    2.36%          63,387       .53%          7.00%           1.7%       N/A
       1995                                11.73   22.17%          35,878       .56%          7.28%           5.9%       N/A
       1994                                10.12   (2.90)%         17,108       .58%          7.86%          18.2%       N/A
       1993                                11.16   11.67%          14,387       .59%          7.57%          14.0%       N/A
     Six Months Ended December 31, 1992(e) 10.77    5.33%(b)       12,790       .62%(c)       8.10%(c)        6.7%(c)    N/A
     Year Ended June 30, 1992              11.08   13.57%          12,024       .62%          8.47%           6.1%       N/A

   PRINCIPAL CAPITAL ACCUMULATION
   FUND, INC.

     Six Months Ended June 30, 1997        32.90   14.28%(b)      249,077       .48%(c)       2.22%(c)       29.0%(c)   .0427
     Year Ended December 31,
       1996                                29.84   23.50%         205,019       .49%          2.06%          48.5%      .0426
       1995                                27.80   31.91%         135,640       .51%          2.25%          49.2%       N/A
       1994                                23.44     .49%         120,572       .51%          2.36%          44.5%       N/A
       1993                                24.61    7.79%         128,515       .51%          2.49%          25.8%       N/A
     Six Months Ended December 31, 1992(e) 25.19    8.81%(b)      105,355       .55%(c)       2.56%(c)       39.7%(c)    N/A
     Year Ended June 30, 1992              26.03   14.53%          94,596       .54%          2.65%          34.8%       N/A

   PRINCIPAL EMERGING GROWTH FUND, INC.

     Six Months Ended June 30, 1997        33.32   12.39%(b)      180,072       .65%(c)       1.05%(c)       10.9%(c)   .0390
     Year Ended December 31,
       1996                                29.74   21.11%         137,161       .66%          1.07%           8.8%      .0379
       1995                                25.33   29.01%          58,520       .70%          1.23%          13.1%       N/A
       1994                                19.97     .78%          23,912       .74%          1.15%          12.0%       N/A
       1993                                20.79   19.28%          12,188       .78%           .89%          22.4%       N/A
     Six Months Ended December 31, 1992(e) 18.91   20.12%(b)        9,693       .81%(c)       1.24%(c)        8.6%(c)    N/A
     Year Ended June 30, 1992              15.97   16.19%           7,829       .82%          1.33%          10.1%       N/A

See accompanying notes.

FINANCIAL HIGHLIGHTS (Continued)


Selected data for a share of Capital Stock outstanding throughout each period:

                                                             Income from
                                                         Investment Operations                       Less Distributions


                                                              Net Realized
                                                                  and                                          Excess
                                         Net Asset   Net   Unrealized    Total    Dividends                Distributions
                                         Value at  Invest-    Gain        from     from Net  Distributions    from
                                         Beginning  ment   (Loss) on   Investment Investment     from        Capital       Total
                                         of Period Income  Investments Operations   Income   Capital Gains   Gains(a)  Distributions



   PRINCIPAL GOVERNMENT SECURITIES
   FUND, INC.

     Six Months Ended June 30, 1997       $10.31   $.33      $ .01        $ .34     $(.01)      $--           $--           $(.01)
     Year Ended December 31,
       1996                                10.55    .59       (.24)         .35      (.59)                                   (.59)
       1995                                 9.38    .60       1.18         1.78      (.61)       --            --            (.61)
       1994                                10.61    .76      (1.24)        (.48)     (.75)       --            --            (.75)
       1993                                10.28    .71        .33         1.04      (.71)       --            --            (.71)
     Six Months Ended December 31, 1992(e) 10.93    .40        .04          .44      (.78)       --           (.31)         (1.09)
     Year Ended June 30, 1992              10.24    .80        .71         1.51      (.81)       --           (.01)          (.82)

   PRINCIPAL GROWTH FUND, INC.

     Six Months Ended June 30, 1997        13.79    .09       2.01         2.10       --         --            --            --
     Year Ended December 31,
       1996                                12.43    .16       1.39         1.55      (.16)       --           (.03)          (.19)
       1995                                10.10    .17       2.42         2.59      (.17)       --           (.09)          (.26)
     Period Ended December 31, 1994(f)      9.60    .07        .51          .58      (.08)       --            --            (.08)

   PRINCIPAL HIGH YIELD FUND, INC.

     Six Months Ended June 30, 1997         8.72    .38        .09          .47      (.01)       --            --            (.01)
     Year Ended December 31,
       1996                                 8.39    .80        .30         1.10      (.77)       --            --            (.77)
       1995                                 7.91    .76        .51         1.27      (.77)      (.02)          --            (.79)
       1994                                 8.62    .77       (.72)         .05      (.76)       --            --            (.76)
       1993                                 8.38    .80        .23         1.03      (.79)       --            --            (.79)
     Six Months Ended December 31, 1992(e)  8.93    .45       (.10)         .35      (.90)       --            --            (.90)
     Year Ended June 30, 1992               8.28    .92        .66         1.58      (.93)       --            --            (.93)

   PRINCIPAL MONEY MARKET FUND, INC.

     Six Months Ended June 30, 1997         1.000   .025       --           .025     (.025)      --            --            (.025)
     Year Ended December 31,
       1996                                 1.000   .049       --           .049     (.049)      --            --            (.049)
       1995                                 1.000   .054       --           .054     (.054)      --            --            (.054)
       1994                                 1.000   .037       --           .037     (.037)      --            --            (.037)
       1993                                 1.000   .027       --           .027     (.027)      --            --            (.027)
     Six Months Ended December 31, 1992(e)  1.000   .016       --           .016     (.016)      --            --            (.016)
     Year Ended June 30, 1992               1.000   .046       --           .046     (.046)      --            --            (.046)

   PRINCIPAL WORLD FUND, INC.

     Six Months Ended June 30, 1997        13.02    .17       2.03         2.20       --         --           (.04)          (.04)
     Year Ended December 31,
       1996                                10.72    .22       2.46         2.68      (.22)       --           (.16)          (.38)
       1995                                 9.56    .19       1.16         1.35      (.18)       --           (.01)          (.19)
     Period Ended December 31, 1994(f)      9.94    .03       (.33)        (.30)     (.05)      (.02)         (.01)          (.08)

See accompanying notes.

Notes to Financial  Highlight

                                                                                Ratios/Supplemental Data


                                                                                             Ratio of Net
                                            Net Asset                            Ratio of     Investment
                                            Value at            Net Assets at   Expenses to    Income to     Portfolio   Average
                                             End of     Total    End of Period    Average        Average      Turnover  Commission
                                             Period    Return   (in thousands)   Net Assets    Net Assets       Rate       Rate



   PRINCIPAL GOVERNMENT SECURITIES
   FUND, INC.

     Six Months Ended June 30, 1997         $10.64       3.26%(b)     $ 84,656       .53%(c)       6.48%(c)    11.0%(c)      N/A
     Year Ended December 31,
       1996                                  10.31       3.35%          85,100       .52%          6.46%        8.4%         N/A
       1995                                  10.55      19.07%          50,079       .55%          6.73%        9.8%         N/A
       1994                                   9.38      (4.53)%         36,121       .56%          7.05%       23.2%         N/A
       1993                                  10.61      10.07%          36,659       .55%          7.07%       20.4%         N/A
     Six Months Ended December 31, 1992(e)   10.28       4.10%(b)       31,760       .59%(c)       7.35%(c)    34.5%(c)      N/A
     Year Ended June 30, 1992                10.93      15.34%          33,022       .58%          7.84%       38.9%         N/A

   PRINCIPAL GROWTH FUND, INC.

     Six Months Ended June 30, 1997          15.89      15.23%(b)      132,259       .51%(c)       1.36%(c)     7.5%(c)    .0452
     Year Ended December 31,
       1996                                  13.79      12.51%          99,612       .52%          1.61%        2.0%       .0401
       1995                                  12.43      25.62%          42,708       .58%          2.08%        6.9%         N/A
     Period Ended December 31, 1994(f)       10.10       5.42%(b)       13,086       .75%(c)       2.39%(c)     0.9%(c)      N/A

   PRINCIPAL HIGH YIELD FUND, INC.

     Six Months Ended June 30, 1997           9.18       5.36%(b)       14,525       .69%(c)       8.64%(c)    45.7%(c)      N/A
     Year Ended December 31,
       1996                                   8.72      13.13%          13,740       .70%           9.21%      32.0%         N/A
       1995                                   8.39      16.08%          11,830       .73%           9.09%      35.1%         N/A
       1994                                   7.91        .62%           9,697       .73%           9.02%      30.6%         N/A
       1993                                   8.62      12.31%           9,576       .74%           8.80%      28.7%         N/A
     Six Months Ended December 31, 1992(e)    8.38       4.06%(b)        8,924       .77%(c)       10.33%(c)   20.6%(c)      N/A
     Year Ended June 30, 1992                 8.93      20.70%           8,556       .77%          11.00%      31.3%         N/A

   PRINCIPAL MONEY MARKET FUND, INC.

     Six Months Ended June 30, 1997           1.000      2.50%(b)       43,688       .55%(c)        5.06%(c)     N/A         N/A
     Year Ended December 31,
       1996                                   1.000      5.07%          46,244       .56%           5.00%        N/A         N/A
       1995                                   1.000      5.59%          32,670       .58%           5.32%        N/A         N/A
       1994                                   1.000      3.76%          29,372       .60%           3.81%        N/A         N/A
       1993                                   1.000      2.69%          22,753       .60%           2.64%        N/A         N/A
     Six Months Ended December 31, 1992(e)    1.000      1.54%(b)       27,680       .59%(c)        3.10%(c)     N/A         N/A
     Year Ended June 30, 1992                 1.000      4.64%          25,194       .57%           4.54%        N/A         N/A

   PRINCIPAL WORLD FUND, INC.

     Six Months Ended June 30, 1997          15.18      16.98%(b)      107,095       .84%(c)        2.92%(c)   25.4%(c)    .0186
     Year Ended December 31,
       1996                                  13.02      25.09%          71,682       .90%           2.28%      12.5%       .0120
       1995                                  10.72      14.17%          30,566       .95%           2.26%      15.6%         N/A
     Period Ended December 31, 1994(f)        9.56      (3.37)%(b)      13,746      1.24%(c)        1.31%(c)   14.4%(c)      N/A

See accompanying notes.

(a) Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) are recorded for financial statement purposes by the fund. The differences between the income and gains distributed on a book versus tax basis are shown in the Financial Highlights as excess distributions from net investment income and from capital gains.

(b)  Total return amounts have not been annualized.

(c)  Computed  on an annualized basis.

(d) Period from June 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Aggressive Growth Fund, Inc. and $.01 per share for Principal Asset Allocation Fund, Inc. for the period from the initial purchase of shares on May 23, 1994 through May 31, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Aggressive Growth Fund, Inc. and Principal Asset Allocation Fund, Inc. incurred unrealized losses on investments of $.09 and $.03 per share, respectively, during the initial interim period. This represented activities of each fund prior to the initial public offering of fund shares.

(e) Effective July 1, 1992 the fund changed its fiscal year end from June 30 to December 31.

(f) Period from May 1, 1994, date shares first offered to public, through December 31, 1994. Net investment income, aggregating $.01 per share for Principal Growth Fund, Inc. and $.04 per share for Principal World Fund, Inc. for the period from the initial purchase of shares on March 23, 1994 through April 30, 1994, was recognized, none of which was distributed to the sole stockholder, Principal Mutual Life Insurance Company, during the period. Additionally, Principal Growth Fund, Inc. and Principal World Fund, Inc. incurred unrealized losses on investments of $.41 and $.10 per share, respectively, during the initial interim period. This represented activities of each fund prior to the initial public offering of fund shares.